                                                                    Exhibit 10.2

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                               TERM LOAN AGREEMENT


                            Dated as of May 24, 2002


                                      among


                              PILLOWTEX CORPORATION
                                    Borrower


                              BANK OF AMERICA, N.A.
                              Administrative Agent


                                       and


                            the LENDERS party hereto


                             $150,000,000 Term Loan



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

                               TABLE OF CONTENTS

                                                                                                              Page

ARTICLE I             Definitions .....................................................................          2

         Section 1.1         Definitions ..............................................................          2

ARTICLE II            Post-Petition Debt Satisfied by Term Loan .......................................         11

         Section 2.1         Satisfaction and Payment of Designated Post-Petition Claims ..............         11
         Section 2.2         The Term Notes ...........................................................         11
         Section 2.3         Repayment of Term Loan ...................................................         11
         Section 2.4         Interest .................................................................         11

ARTICLE III           Payments ........................................................................         12

         Section 3.1         Method of Payment ........................................................         12
         Section 3.2         Voluntary Prepayment .....................................................         12
         Section 3.3         Mandatory Prepayments ....................................................         12
         Section 3.4         Administration Fee .......................................................         13

ARTICLE IV            Interest Provisions .............................................................         14

         Section 4.1         Computation of Interest ..................................................         14

ARTICLE V             Security ........................................................................         14

         Section 5.1         Collateral ...............................................................         14
         Section 5.2         Guaranty Agreement and Supplements .......................................         15
         Section 5.3         Setoff ...................................................................         15
         Section 5.4         Release of Certain Collateral ............................................         15

ARTICLE VI            Conditions Precedent ............................................................         16

         Section 6.1         Conditions to the Term Loan ..............................................         16

ARTICLE VII           Representations and Warranties ..................................................         18

         Section 7.1         Corporate Existence ......................................................         18
         Section 7.2         Financial Condition ......................................................         19
         Section 7.3         Corporate Action; No Breach ..............................................         19
         Section 7.4         Operation of Business ....................................................         19
         Section 7.5         Litigation and Judgments .................................................         20
         Section 7.6         Rights in Properties; Liens ..............................................         20
         Section 7.7         Enforceability ...........................................................         20
         Section 7.8         Approvals ................................................................         20
         Section 7.9         Debt .....................................................................         21
         Section 7.10        Taxes ....................................................................         21
         Section 7.11        Use of Proceeds; Margin Securities .......................................         21
         Section 7.12        ERISA ....................................................................         21

                                TABLE OF CONTENTS
                                  (continued)


         Section 7.13        Disclosure ..............................................................          21
         Section 7.14        Subsidiaries ............................................................          21
         Section 7.15        Agreements ..............................................................          22
         Section 7.16        Compliance with Laws ....................................................          22
         Section 7.17        Investment Company Act ..................................................          22
         Section 7.18        Public Utility Holding Company Act ......................................          22
         Section 7.19        Environmental Matters ...................................................          22
         Section 7.20        No Change ...............................................................          23
         Section 7.21        Patents, Copyrights, Permits, Trademarks and Licenses ...................          23

ARTICLE VIII          Affirmative Covenants ..........................................................          24

         Section 8.1         Reporting Requirements ..................................................          24
         Section 8.2         Maintenance of Existence ................................................          26
         Section 8.3         Maintenance of Properties                                                          27
         Section 8.4         Taxes and Claims ........................................................          27
         Section 8.5         Insurance ...............................................................          27
         Section 8.6         Inspection Rights .......................................................          27
         Section 8.7         Keeping Books and Records ...............................................          27
         Section 8.8         Compliance with Laws ....................................................          27
         Section 8.9         Compliance with Agreements ..............................................          28
         Section 8.10        Further Assurances ......................................................          28
         Section 8.11        ERISA ...................................................................          28
         Section 8.12        Environmental Laws ......................................................          28

ARTICLE IX            Negative Covenants .............................................................          29

         Section 9.1         Debt ....................................................................          29
         Section 9.2         Limitation on Liens                                                                30
         Section 9.3         Mergers, Etc ............................................................          31
         Section 9.4         Restricted Payments .....................................................          31
         Section 9.5         Loans and Investments ...................................................          31
         Section 9.6         Transactions With Affiliates                                                       32
         Section 9.7         Disposition of Assets ...................................................          32
         Section 9.8         Sale and Leaseback ......................................................          33
         Section 9.9         Prepayment of Debt ......................................................          33
         Section 9.10        Nature of Business ......................................................          33
         Section 9.11        Accounting ..............................................................          33

ARTICLE X             Financial Covenants ............................................................          33

         Section 10.1        Interest Coverage Ratio .................................................          34
         Section 10.2        Leverage Ratio ..........................................................          34

ARTICLE XI            Default ........................................................................          34

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               Page

         Section 11.1        Events of Default ........................................................         34
         Section 11.2        Remedies Upon Default ....................................................         36

ARTICLE XII           The Administrative Agent ........................................................         37

         Section 12.1        Appointment, Powers and Immunities .......................................         37
         Section 12.2        Rights of Administrative Agent as a Lender ...............................         38
         Section 12.3        Sharing of Payments, Etc .................................................         38
         Section 12.4        Indemnification ..........................................................         39
         Section 12.5        Independent Credit Decisions .............................................         40
         Section 12.6        Several Commitments ......................................................         40
         Section 12.7        Successor Administrative Agent ...........................................         40

ARTICLE XIII          Miscellaneous ...................................................................         41

         Section 13.1        Expenses .................................................................         41
         Section 13.2        INDEMNIFICATION ..........................................................         41
         Section 13.3        Limitation of Liability ..................................................         41
         Section 13.4        No Duty ..................................................................         42
         Section 13.5        Administrative Agent and Lenders Not Fiduciary ...........................         42
         Section 13.6        Equitable Relief .........................................................         42
         Section 13.7        No Waiver; Cumulative Remedies ...........................................         42
         Section 13.8        Successors and Assigns ...................................................         42
         Section 13.9        Survival .................................................................         45
         Section 13.10       Amendments and Waivers ...................................................         45
         Section 13.11       Maximum Interest Rate ....................................................         46
         Section 13.12       Notices ..................................................................         46
         Section 13.13       Governing Law ............................................................         48
         Section 13.14       Counterparts .............................................................         48
         Section 13.15       Severability .............................................................         48
         Section 13.16       Headings .................................................................         48
         Section 13.17       Non-Application of Chapter 346 of Texas Finance Code .....................         48
         Section 13.18       Construction .............................................................         48
         Section 13.19       WAIVER OF JURY TRIAL .....................................................         48
         Section 13.20       NO ORAL AGREEMENTS .......................................................         48
         Section 13.21       Confidentiality ..........................................................         49

                               TERM LOAN AGREEMENT

         THIS TERM LOAN AGREEMENT (this "Agreement"), dated as of May 24, 2002, is among PILLOWTEX CORPORATION, a Delaware corporation (the "Borrower"), the several lenders from time to time parties hereto (collectively, the "Lenders") and Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

                                R E C I T A L S :

         WHEREAS, Pillowtex Corporation, a Texas corporation ("Old Pillowtex"), the Administrative Agent and certain of the Lenders are party to that certain Term Credit Agreement dated as of December 19, 1997, as amended, and Old Pillowtex, the Administrative Agent and certain of the Lenders are party to that certain Amended and Restated Credit Agreement dated as of December 19, 1997, as amended (collectively, the "Pre-Petition Credit Agreements");

         WHEREAS, on November 14, 2000 (the "Filing Date") Old Pillowtex filed with the United States Bankruptcy Court for the District of Delaware, a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") (the "Voluntary Bankruptcy Case");

         WHEREAS, on the Filing Date, certain of Old Pillowtex's Subsidiaries filed with the United States Bankruptcy Court for the District of Delaware voluntary petitions for relief under Chapter 11 of the Bankruptcy Code (together with the Voluntary Bankruptcy Case, the "Chapter 11 Cases");

         WHEREAS, in connection with the Chapter 11 Cases, $150,000,000 of the Lenders' secured claims under the Pre-Petition Credit Agreements were repaid and re-advanced (or deemed repaid and re-advanced) on a post-petition basis and designated as post-petition administrative claims (the "Designated Post-Petition Claims");

         WHEREAS, in connection with the Chapter 11 Cases, Old Pillowtex and certain of its Subsidiaries filed with the United States Bankruptcy Court for the District of Delaware a Second Amended Joint Plan of Reorganization (the "Plan of Reorganization") under which it is proposed that, among other things,
(a) Old Pillowtex merge with the Borrower, the Borrower being the surviving entity, and (b) the Designated Post-Petition Claims be satisfied, in full, by the issuance to the Lenders of an aggregate principal amount of $150,000,000 in term notes by the Borrower; and

         WHEREAS, the Lenders have agreed to such treatment of the Designated Post-Petition Claims, subject to the terms and conditions set forth herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties hereto agree as follows:

TERM LOAN AGREEMENT - Page 1

                                   ARTICLE I

                                   Definitions

     Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

          "Administrative Agent" means Bank of America, N.A., as administrative agent for the Lenders, and any of its successors or assigns serving in such capacity.

          "Affiliate" means, as to any Person, (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person, whether by ownership of securities, contract, proxy or otherwise or (ii) to direct or cause the direction of the management and policies of such Person, whether by ownership of securities, contract, proxy or otherwise. Notwithstanding anything in this definition to the contrary, in no event shall the Administrative Agent or any Lender be considered an Affiliate of Borrower or any of its Subsidiaries.

          "Agreement" has the meaning specified in the recitals hereto.

          "Alabama Bonds" means those certain Revenue Bonds (Fieldcrest Cannon, Inc. Textile Mill Financing) issued by The Industrial Development Board of the City of Phenix City, Alabama (the "Issuer") pursuant to a Trust Indenture dated July 1, 1994 between the Issuer and Columbus Bank & Trust Company, as trustee, as modified by that certain First Supplemental Trust Indenture dated December 1, 1998 between the Issuer and Synovus Trust Company, as successor trustee.

          "Assignment Agreement" means an assignment agreement substantially in the form of Exhibit B hereto.

          "Borrower" means Pillowtex Corporation, a Delaware corporation, and any of its permitted successors and assigns.

          "Business Day" means a day other than a Saturday, Sunday or other day on which commercial lenders in Dallas, Texas, or Charlotte, North Carolina are authorized or required by law to close.

          "Bond Pledge Agreement" means the bond pledge agreement of the Borrower in favor of the Administrative Agent in substantially the form of Exhibit "F" hereto, as the same may be amended, supplemented, or modified.

          "Capital Expenditures" means, for any Person, all expenditures for assets which, in accordance with GAAP, are properly classified as equipment, real property,

TERM LOAN AGREEMENT - Page 2
     improvements, fixed assets or a similar type of capitalized asset and which would be required to be capitalized and shown on the balance sheet of such Person.

          "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "Cash Equivalents" means (a) obligations issued or fully guaranteed or insured by the United States Government or any state thereof, the District of Columbia or the Commonwealth of Puerto Rico or any agency or instrumentality thereof having maturities of not more than 12 months from the date of acquisition, (b) certificates of deposit and Eurodollar time deposits with maturities of 12 months or less from the date of acquisition, bankers' acceptances with maturities not exceeding 12 months and other interest bearing deposits or accounts, in each case with any Lender or with any commercial bank organized under the laws of the United States of America or any state thereof, the District of Columbia or the Commonwealth of Puerto Rico, each having capital and surplus in excess of $100,000,000,
     (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) entered into with any financial institution meeting the qualifications specified in clause (b) above, (d) commercial paper issued by any Lender or any Affiliate of any Lender and commercial paper rated A/1 or the equivalent thereof by Standard & Poor's Ratings Group or P-1 or the equivalent thereof by Moody's Investors Service, Inc. on the date of investment and in each case maturing within 12 months after the date of acquisition; and (e) money market funds that invest exclusively in securities of the type described in any of the foregoing clauses (a)-(d).

          "Chapter 11 Cases" has the meaning specified in the recitals to this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

          "Collateral" has the meaning specified in Section 5.1.

          "Company Property" has the meaning specified in Section 7.6.

          "Debt" means as to any Person at any time (without duplication): (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade and other accounts payable and current accrued expenses payable of such Person arising in the ordinary course of business which are not past due by more than ninety (90) days, (d) all Capital Lease Obligations of such Person, provided that, solely for purposes of calculating the Leverage Ratio for periods ending on or prior to March 31, 2003, Capital Lease Obligations permitted by Section 9.1(f) shall be excluded from this definition of

TERM LOAN AGREEMENT - Page 3

          "Debt", (e) all Debt or other obligations of others guaranteed by such Person, (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person,
     (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, and (h) the aggregate amount of preferred stock issued by such Person.

          "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

          "Default Rate" means a fixed rate equal to 12% per annum.

          "Designated Post-Petition Claims" has the meaning specified in the recitals to this Agreement.

          "Dollars" and "$" mean lawful money of the United States of America.

          "Earnings From Operations" has the meaning given to such term pursuant to GAAP.

          "EBITDA" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries the sum of (a) Earnings From Operations plus (b) depreciation and amortization to the extent included in determining Earnings From Operations, plus (c) restructuring charges and impairment of long-lived assets up to and including the date of this Agreement, to the extent included in determining Earnings From Operations, plus (d) other non-cash charges (excluding any such non-cash charge to the extent it represents an accrual of or reserve for cash charges in any future period or amortization of a prepaid cash expense that was paid in a prior period except as noted in (c), above) to the extent included in determining Earnings From Operations, plus (e) professional fees incurred outside the ordinary course of business up to and including the date of this Agreement including legal counsel, financial advisors, human resource consultants, manufacturing consultants and cash management consultants to the extent included in determining Earnings From Operations, plus (f) Operational Restructuring Costs incurred on or before March 31, 2003, to the extent included in determining Earnings From Operations but not included in (c) and (e) above, not to exceed the amounts set forth in Schedule 1.2 for the applicable 12-month periods described in
     Schedule 1.2, plus (g) non-cash compensation expense, to the extent included in determining Earnings From Operations, plus (h) solely for the twelve-month period ending on the last day of the Borrower's third fiscal quarter of 2002, charges taken in the Borrower's fourth fiscal quarter of 2001 as a result of the write-down of accounts receivable owed to the Borrower and its Subsidiaries by Kmart Corporation, to the extent included in determining Earnings From Operations, plus (i) costs incurred in connection with the preparation of an S-1 securities registration offering.

          "Environmental Laws" means any and all applicable Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or other

TERM LOAN AGREEMENT - Page 4
     applicable requirements of any Governmental Authority regulating, or imposing liability or standards of conduct concerning environmental protection matters, as now or may at any time hereafter be in effect, including, without limitation, any applicable provisions of the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Superfund Amendment and Reauthorization Act of 1986, the Emergency Planning and Community Right to Know Act, the Resource Conservation and Recovery Act of 1976, the Safe Drinking Water Act, and the Toxic Substances Control Act, together, in each case, with each amendment, supplement or other modification thereto, and the regulations adopted and publications promulgated thereunder and all substitutions therefor.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations thereunder.

          "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

          "Event of Default" has the meaning specified in Section 11.1.

          "Excess Cash Flow" means, for the Borrower and its Subsidiaries on a consolidated basis for any fiscal year of the Borrower, an amount equal to
     (a) EBITDA for such period, minus (b) the sum of the following, without duplication: (i) payments made on Debt during such period; (ii) the portion of Interest Expense for such period actually paid in cash during such period; (iii) the portion of Tax Expense for such period actually paid in cash during such period; (iv) actual non-financed Capital Expenditures for such period; (v) payments and prepayments of the Term Loan paid in cash;
     (vi) payments of charges included in clauses (c), (e) and (f) of the EBITDA definition above; and (vii) payments of any items included as "Reorganization Items" related to the Chapter 11 Cases in accordance with GAAP in the Borrower's and its Subsidiaries' consolidated statements of earnings and payments required by the Plan of Reorganization.

          "Fee Property" has the meaning specified in Section 7.6.

          "Fixed Rate" means a fixed rate equal to 10.00% per annum.

          "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date of this Agreement. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

TERM LOAN AGREEMENT - Page 5

          "Governmental Authority" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

          "Guarantors" means all of Borrower's direct and indirect domestic Subsidiaries (whether presently existing or hereafter formed or acquired), other than the Fieldcrest Cannon Foundation.

          "Guaranty Agreement" means the guaranty agreement executed by Guarantors in favor of the Administrative Agent in substantially the form of Exhibit "E" hereto, as the same may be amended, supplemented, or modified.

          "Hazardous Materials" means any hazardous materials, hazardous wastes, hazardous or toxic substances, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, gasoline and any other petroleum products (including crude oil or any fraction thereof).

          "Intellectual Property Security Agreements" means intellectual property security agreement of the Borrower and any applicable Subsidiary in favor of the Administrative Agent in substantially the form of Exhibit "D" hereto, as the same may be amended, supplemented, or modified.

          "Intercreditor Agreement" means an intercreditor agreement among the Borrower, the other Obligated Parties, the Administrative Agent, the Revolving Lenders and Congress Financial Corporation, as the agent under the Revolving Credit Agreement, in form and substance satisfactory to the Administrative Agent, the Revolving Lenders, the agent for such Revolving Lenders and the Borrower, setting forth the relative rights of the Administrative Agent and Lenders hereunder and the Revolving Lenders, and the agent for such Revolving Lenders, under the Revolving Credit Agreement, with respect to the Collateral.

          "Interest Coverage Ratio" means, as of any date of determination, for the 12-month period then ended for the Borrower and its Subsidiaries, the ratio of (a) EBITDA for such 12-month period, to (b) Interest Expense during such 12-month period.

          "Interest Expense" means, for any period, the aggregate amount of all interest paid or accrued as a liability during such period in respect of indebtedness for borrowed money, including, without limitation, the portion of payments of Capital Lease Obligations which constitutes imputed interest, all as determined by GAAP.

          "Leased Property" has the meaning specified in Section 7.6.

          "Lender Affiliate" means (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaging in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a

TERM LOAN AGREEMENT - Page 6
       fund that invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                "Lenders" has the meaning specified in the recitals to this Agreement.

                "Leverage Ratio" means, as of any date of determination, for the 12-month period then ended for the Borrower and its Subsidiaries, the ratio of (a) Debt of the Borrower and its Subsidiaries on a consolidated basis as of the last day of such period, to (b) EBITDA during such period.

                "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise, other than financing statements filed in connection with operating leases to the extent such financing statements relate only to the property subject to such operating leases.

                "Loan Documents" means this Agreement and all promissory notes, pledge and security agreements, deeds of trust, mortgages, assignments, guaranties, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

                "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, other than the Chapter 11 Cases or (b) a material adverse effect upon the validity, binding effect or enforceability against the Borrower or any other Obligated Party of any Loan Document.

                "Maturity Date" means May 24, 2007.

                "Maximum Borrowing Base" means the amount available to be loaned to the Borrower pursuant to the terms of the Revolving Credit Agreement.

                "Maximum Rate" means, at any time, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Term Loan or on other Debt under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

                "Merger Agreement" means the Agreement and Plan of Merger, dated to be effective as of May 24, 2002 between Old Pillowtex and the Borrower, as amended through the date hereof, and any agreements, documents or instruments executed or delivered in connection therewith and any renewals, extensions, amendments, restatements or other modifications of any of the above.

TERM LOAN AGREEMENT - Page 7

                "Mortgages" means mortgages, deeds of trust, leasehold mortgages, or leasehold deeds of trust, as appropriate, executed by the Borrower or the applicable Subsidiary, as the case may be, in form and substance satisfactory to the Administrative Agent, granting a first or second priority lien, as applicable, to the Administrative Agent for the benefit of the Lenders on the applicable real property.

                "Moveable Assets" means all right, title and interest of the Borrower and its Subsidiaries in the machinery and equipment described on
       Schedule 1.4 and located as of March 15, 2002 at (i) the China Grove, North Carolina facility known as Plant #16, (ii) the Kannapolis, North Carolina sheet mill known as Plant #4, (iii) the Phenix City, Alabama facility and (iv) the Columbus, Georgia facility.

                "Multiemployer Plan" means a multiemployer plan defined as such in Section 4001(a)(3) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                "Net Cash Proceeds" means, with respect to any sale or other transfer or disposition of any asset of a Person to a third party, the aggregate amount of cash and Cash Equivalents received by such Person in connection with such transaction minus reasonable fees, commissions, costs and expenses and related taxes paid or payable as a result of such transaction.

                "Obligated Party" means the Borrower, any Guarantor and any other Person who is or becomes a party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

                "Obligations" means all (a) obligations, indebtedness, and liabilities of the Borrower and Guarantors to the Administrative Agent or any Lender (other than those, if any, arising under the Revolving Credit Agreement), now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several (i) under this Agreement and the other Loan Documents, or (ii) pursuant to any cash management or treasury management arrangements, (b) all interest accruing on any of the above and (c) all reasonable out-of-pocket third party attorneys' fees, financial advisors' fees and other expenses incurred in the enforcement or collection of any of the above, including interest accruing after the commencement of any bankruptcy proceeding, whether or not allowed as a claim in such proceeding.

                "Old Pillowtex" has the meaning specified in the recitals to this Agreement.

                "Operational Restructuring Costs" for any period, on a consolidated basis for the Borrower and its Subsidiaries, the costs related to the permanent closure of a facility or facilities and the relocation of the production to an alternative facility or facilities to the extent included in determining Earnings From Operations consisting of the sum of (a) payments or accruals for severance and benefit continuation, plus (b) payments or accruals for employee retention bonuses, plus (c) expenses incurred to relocate equipment and inventory from a closed facility or facilities to an alternative manufacturing location

TERM LOAN AGREEMENT - Page 8
       or locations, and to retrofit relocated equipment and alternative manufacturing location assets, plus (d) payments or accruals to resolve any environmental issues related to a closed facility or facilities, plus
       (e) employee training costs for the relocated equipment, plus (f) increased quality costs due to the start-up of production at the new facility or facilities and the phase-down of production at the closed facility or facilities, plus (g) increased labor and workers compensation costs during the phase-down of production at the closed facility or facilities, plus (h) payments or accruals for a general reduction in force.

                "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

                "Percentage" means, with respect to each Lender, the percentage set forth opposite such Lender's name on Schedule 1.1 attached hereto, or on any applicable Assignment Agreement.

                "Permitted Liens" has the meaning specified in Section 9.2.

                "Person" means any individual, corporation, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity.

                "Pillowtex Merger" means the merger of Old Pillowtex into the Borrower pursuant to the Merger Agreement.

                "Plan" means any employee benefit or other plan established or maintained by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                "Plan of Reorganization" has the meaning specified in the recitals to this Agreement.

                "Pledge and Security Agreement" means the pledge and security agreement of the Borrower and the Guarantors in favor of the Administrative Agent in substantially the form of Exhibit "C" hereto, as the same may be amended, supplemented, or modified.

                "Prohibited Transaction" means any transaction set forth in
       Section 406 of ERISA or Section 4975 of the Code, other than a transaction exempt under Section 408 of ERISA or Section 4975 of the Code.

                "Reportable Event" means any of the events set forth in Section 4043 of ERISA for which reporting requirements have not been waived.

                "Required Lenders" means, as of any date, Lenders on such date having Percentages aggregating in excess of 50%.

                "Revolving Credit Agreement" means the Revolving Credit Agreement of even date herewith among the Borrower, certain of its Subsidiaries, the Revolving Lenders, and Congress Financial Corporation, as agent for such Revolving Lenders, providing for

TERM LOAN AGREEMENT - Page 9
       an aggregate commitment to lend of no greater than $200,000,000, as amended, extended, renewed, restated, replaced or refinanced as permitted hereby.

                "Revolving Lenders" means, as of any date, the lenders that are party to the Revolving Credit Agreement.

                "Revolving Loan Assets" means all of the assets of the Borrower and its Subsidiaries (other than the Subject Assets) which are subject to first priority Liens pursuant to the Revolving Credit Agreement and related documents executed in connection therewith.

                "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended from time to time.

                "Subject Assets" means all right, title and interest of the Borrower and its Subsidiaries in the fixed assets (including certain real estate) described on Schedule 1.3, located as of March 15, 2002 at (i) the Phenix City, Alabama facility and at the Columbus, Georgia facility,
       (ii) the Scottsboro, Alabama facility, and (iii) the Mauldin, South Carolina warehouse facility, the Tarboro, North Carolina yarn mill, the Salisbury, North Carolina facility known as Plant #7, the China Grove, North Carolina facility known as Plant #16 (not including the real estate or certain equipment), the Rocky Mount, North Carolina facility, the Kannapolis, North Carolina sheet mill known as Plant #4, and the Dallas, Texas ASL Facility.

                "Subordinated Debt" means with respect to the Borrower or any Guarantor, Debt of the Borrower or such Guarantor which is subordinated to the Obligations on terms and conditions and containing such amortization, covenants, events of default and other terms as are satisfactory to the Required Lenders.

                "Subsidiary" means, as to any Person, any corporation or other entity of which shares of stock (or analogous ownership interests) of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation or other entity are at the time owned by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. A Subsidiary shall be deemed wholly-owned by a Person who owns all of the shares of stock (or analogous ownership interests) entitled to vote for the election of directors or other managers of such Subsidiary except for directors' qualifying shares.

                "Tax Expense" means, for any period, all expenses incurred during such period by the Borrower and its Subsidiaries, on a consolidated basis, in connection with income tax obligations, all as determined in accordance with GAAP applied consistently.

                "Term Loan" has the meaning specified in Section 2.1.

                "Term Notes" means the promissory notes payable to the order of the Lenders, each in substantially the form of Exhibit "A" hereto, and all extensions, renewals, and modifications thereof.

TERM LOAN AGREEMENT - Page 10

                "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Texas and the Uniform Commercial Code applicable in such other states as any Collateral may be located.

                Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

                                   ARTICLE II

                    Post-Petition Debt Satisfied by Term Loan

       Section 2.1 Satisfaction and Payment of Designated Post-Petition Claims. Subject to the terms and conditions of this Agreement, the Lenders severally (but not jointly) agree to make to the Borrower on the date hereof a $150,000,000 principal amount term loan (the "Term Loan"), which shall be used solely to pay in full the Debt evidenced by the Designated Post-Petition Claims. The Borrower and each Lender agree that upon the making of the Term Loan on the date hereof, the Designated Post-Petition Claims shall be fully satisfied.

       Section 2.2 The Term Notes. The obligation of the Borrower to repay the Term Loan shall be evidenced by the Term Notes executed by the Borrower, one payable to the order of each Lender in the stated principal amount of such Lender's Percentage of the Term Loan, and dated the date hereof.

       Section 2.3 Repayment of Term Loan. The Term Loan shall mature, and the outstanding principal amount thereof shall be due and payable (together with interest accrued thereon), on the Maturity Date. In addition, on the last day of each December and June, commencing on December 31, 2002 and continuing until the Term Loan is paid, in full, the Borrower shall repay, and there shall become due and payable, a principal installment consisting of the original principal amount of the Term Loan (less any amounts paid pursuant to Section 3.3(c) hereof), multiplied by the percentage set forth below opposite the payment date:

--------------------------------------------------------------------------------
                     Payment Dates                        Installment Amount Due
--------------------------------------------------------------------------------
 December 31, 2002 and June 30, 2003                            0.5% each
--------------------------------------------------------------------------------
 December 31, 2003 and June 30, 2004                            2.5% each
--------------------------------------------------------------------------------
 December 31, 2004 through and including December 31, 2006      5.0% each
--------------------------------------------------------------------------------
 May 24, 2007                                                      69%
--------------------------------------------------------------------------------

       Section 2.4 Interest. The unpaid principal amount of the Term Loan shall bear interest prior to maturity or the occurrence of an Event of Default at a fixed rate per annum equal to the Fixed Rate. After maturity of the Term Loan or upon the occurrence and during the continuance of an Event of Default, any outstanding principal of the Term Loan and (to the fullest extent

TERM LOAN AGREEMENT - Page 11
permitted by law) any other amount payable by the Borrower under this Agreement or any other Loan Document shall bear interest at the Default Rate until the same is paid in full. Interest payable at the Fixed Rate shall be payable on the last day of each March, June, September, and December, commencing September 30, 2002, and continuing on to the Maturity Date. Interest payable at the Default Rate shall be payable from time to time on demand. The interest due under this
Section 2.4 will be calculated taking into account any interest paid in accordance with Sections 3.2 and 3.3(d) such that there will be no duplication of interest paid.

                                  ARTICLE III

                                    Payments

     Section 3.1 Method of Payment. All payments of principal, interest, and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Administrative Agent at its office located at 901 Main Street, Dallas, Texas 75202 for the account of each Lender in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 12 Noon., Dallas, Texas time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Each payment received by the Administrative Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

     Section 3.2 Voluntary Prepayment. The Borrower may prepay the Term Loan in whole or in part at any time or from time to time without premium or penalty together with accrued interest from the last interest payment date (per Section 2.4) to the date of prepayment on the amount so prepaid, provided that (a) the Borrower shall give the Administrative Agent prior notice of such prepayment and such notice shall be received by the Administrative Agent before 12 Noon, Dallas, Texas time, one Business Day before the date of such prepayment, (b) the date of such prepayment shall be a Business Day, and (c) each partial prepayment shall be in the principal amount of $500,000 or an integral multiple thereof, and shall be applied to principal installments of the Term Loan in inverse order of maturity.

     Section 3.3  Mandatory Prepayments.


             (a) Promptly upon receipt by the Borrower or any of its Subsidiaries of the Net Cash Proceeds from any sale or other transfer or disposition of any of the Subject Assets or Moveable Assets, the Borrower shall prepay the Term Loan in accordance with Section 3.3(d) of this Agreement in a principal amount equal to 100% of such Net Cash Proceeds.

             (b) Commencing on March 31, 2004 and on each March 31 thereafter subject to the minimum excess availability requirements set forth in the Revolving Credit Agreement, the Borrower shall prepay the Term Loan in accordance with Section 3.3(d)

TERM LOAN AGREEMENT - Page 12
         of this Agreement in a principal amount equal to 50% of Excess Cash Flow, if any, for the fiscal year of the Borrower ending immediately preceding each such March 31. Notwithstanding any of the above to the contrary, if the Borrower does not have sufficient availability under the Revolving Credit Agreement to obtain an advance thereunder for purposes of making 100% of the prepayment described herein on March 31 of any applicable calendar year, such that giving effect to such advance, the minimum excess availability requirements set forth in the Revolving Credit Agreement are not satisfied, then (i) the Borrower shall make a prepayment on March 31 in an amount equal to the amount the Borrower may borrow under the Revolving Credit Agreement for such purpose in accordance with such requirements, and (ii) on the Business Day immediately following any day thereafter on which the Borrower has sufficient availability under the Revolving Credit Agreement to obtain an advance thereunder in accordance with such requirements for purposes of making all or a portion of the remainder of such prepayment described herein, the Borrower shall make a payment hereunder in the amount of such availability until the prepayment described herein is paid, in full.

              (c) Subject to any minimum excess availability requirements set forth in the Revolving Credit Agreement, if the aggregate amount of the initial commitment obtained by the Borrower pursuant to the Revolving Credit Agreement and the Maximum Borrowing Base shall both exceed $150,000,000, the Borrower shall, on the date hereof, prepay the Term Loan in accordance with Section 3.3(d) of this Agreement in a principal amount equal to 100% of the lesser of (i) the amount by which the initial commitment obtained by the Borrower under the Revolving Credit Agreement exceeds $150,000,000 or (ii) the amount by which the Maximum Borrowing Base exceeds $150,000,000.

              (d)  Any prepayment made under Section 3.3(a), Section 3.3(b) or
         Section 3.3(c) shall (i) include accrued interest from the last interest payment date (per Section 2.4) to the date of such prepayment on the principal amount prepaid, (ii) not be subject to any minimum payment provisions contained in this Agreement and (iii) be in addition to the scheduled payments of the Term Loan required under Section 2.3 of this Agreement. Any prepayment made under Section 3.3(a) and Section 3.3(b) shall be applied to the unpaid principal installments of the Term Loan in inverse order of maturity. Any prepayment made under
         Section 3.3(c) shall reduce the amount of the Term Loan subject to the scheduled amortization set forth in Section 2.3 of this Agreement. Nothing in this Section 3.3 shall be deemed to permit any violation of any other provision contained in this Agreement.

         Section 3.4 Administration Fee. The Borrower shall pay to the Administrative Agent, solely for the Administrative Agent's account, an annual administration fee in the amount of $150,000, payable in advance on May 24 of each calendar year, commencing on the date hereof so long as the Term Loan is outstanding hereunder.

TERM LOAN AGREEMENT - Page 13

                                   ARTICLE IV

                               Interest Provisions

         Section 4.1 Computation of Interest. Interest on the Term Loan and all other amounts payable by the Borrower hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

                                   ARTICLE V

                                    Security

         Section 5.1 Collateral. To secure full and complete payment and performance of the Obligations, the Borrower hereby agrees to execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described in this Section 5.1 (which, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral"):

              (a) The Borrower shall grant or cause to be granted to the Administrative Agent, for the benefit of the Lenders, a first priority Lien, subject to Permitted Liens, on all right, title and interest of the Borrower or the applicable Subsidiary in and to the Subject Assets, pursuant to the Pledge and Security Agreement, appropriate Mortgages and other collateral documents.

              (b) The Borrower shall grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in all of the Alabama Bonds, pursuant to the Bond Pledge Agreement and any other documents, agreements, or instruments reasonably required by the Administrative Agent in connection therewith.

              (c) The Borrower shall grant or cause to be granted to the Administrative Agent, for the benefit of the Lenders, a second priority security interest, subject to Permitted Liens, in all of the Revolving Loan Assets, pursuant to the Pledge and Security Agreement, the Intellectual Property Security Agreements and appropriate Mortgages and other collateral documents.

              (d) To evidence the Administrative Agent's first priority security interest, subject to Permitted Liens, in certain Subject Assets and its second priority security interest, subject to Permitted Liens, in the Revolving Loan Assets, to the extent applicable, the Borrower will cause each of its Subsidiaries created or acquired after the date hereof to execute (i) a Security Agreement Supplement in substantially the form of Exhibit G to the Pledge and Security Agreement, (ii) an Intellectual Property Security Agreement, if requested by the Administrative Agent or the Required Lenders, and (iii) any applicable Mortgages, and deliver such documents to the Administrative Agent within 10 Business Days after such Subsidiary is created or acquired. Any title insurance policies, surveys, environmental site assessments and other matters incident to the

TERM LOAN AGREEMENT - Page 14

         Mortgages must be reasonably satisfactory to the Administrative Agent in its reasonable discretion and shall be completed within such time after such Subsidiary is acquired or created that the Administrative Agent reasonably determines. The Borrower will also cause each such Subsidiary to obtain and deliver to the Administrative Agent such landlord lien waivers or subordinations as the Administrative Agent may reasonably require which waivers or subordinations shall be delivered to the Administrative Agent within such time after such Subsidiary is acquired or created that the Administrative Agent reasonably determines.

              (e) The Borrower shall execute and cause to be executed such further documents and instruments, including, without limitation, Uniform Commercial Code financing statements, as the Administrative Agent, in its sole discretion, deems necessary or desirable to create, evidence, preserve, and perfect its liens and security interests in the Collateral.

         Section 5.2  Guaranty Agreement and Supplements.

              (a) The Borrower shall cause the Guarantors to execute and deliver the Guaranty Agreement in favor of the Administrative Agent, for the benefit of the Lenders, guaranteeing full payment and performance of the Obligations.

              (b) The Borrower will cause each of its domestic Subsidiaries created or acquired after the date hereof to execute a Guaranty Supplement in substantially the form of Exhibit A to the Guaranty Agreement and deliver such Guaranty Supplement to the Administrative Agent within 10 Business Days after such Subsidiary is created or acquired.

         Section 5.3 Setoff. If an Event of Default shall have occurred and be continuing, the Administrative Agent and each Lender are hereby authorized to set off and apply at any time and from time to time, without notice to the Borrower (any such notice being hereby expressly waived by the Borrower), to set off and apply any and all deposits (general, time or demand, provisional or final, but excluding trust and escrow accounts) at any time held and other indebtedness at any time owing by the Administrative Agent or such Lender to or for the credit or the account of the Borrower against any and all of the Obligations in such manner as the Administrative Agent or such Lender may determine. The rights and remedies of the Administrative Agent and the Lenders hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Administrative Agent and the Lenders may have.

         Section 5.4 Release of Certain Collateral. In the event that, pursuant to Section 3.3(a) of this Agreement, the Lenders receive an aggregate amount of $7,000,000 in Net Cash Proceeds from the sale or sales of assets located at the facilities described in clause (iii) of the definition of "Subject Assets" in
Section 1.1 of this Agreement, then the Administrative Agent will release all of its Liens on the machinery and equipment located at the Phenix City, Alabama facility (or formerly located there in the event such machinery and equipment has been moved). Upon any sale or disposal of assets constituting Collateral that is permitted pursuant to Section 9.7 of this Agreement, the Administrative Agent will release all of its Liens on such assets.

TERM LOAN AGREEMENT - Page 15

                                   ARTICLE VI

                              Conditions Precedent

      Section 6.1 Conditions to the Term Loan. The obligation of the Lenders to make the Term Loan is subject to the condition precedent that the Administrative Agent shall have received on or before the date of the Term Loan all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to the Administrative Agent:

           (a) Resolutions. Resolutions of the Board of Directors (or evidence of other equivalent partnership action) of the Borrower and each Guarantor certified by the Secretary or an Assistant Secretary of such Person which authorize (i) the execution, delivery, and performance by the Borrower of this Agreement and the other Loan Documents to which the Borrower is or is to be a party, and (ii) the execution, delivery and performance by such Guarantor of the Guaranty Agreement and the other Loan Documents to which such Guarantor is or is to be a party;

           (b) Incumbency Certificate. Certificates of incumbency certified by the Secretary or an Assistant Secretary of the Borrower and each Guarantor certifying the names of (i) the officers of the Borrower authorized to sign this Agreement and each of the other Loan Documents to which the Borrower is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers, and (ii) the officers of such Guarantor authorized to sign the Guaranty Agreement and the other Loan Documents to which such Guarantor is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers;

           (c) Organizational Documents. The organizational documents of the Borrower and each Guarantor certified by the jurisdiction of incorporation/organization of the Borrower and such Guarantor and dated within 30 days prior to the date hereof;

           (d) Bylaws. The bylaws of the Borrower and each Guarantor certified by the Secretary or an Assistant Secretary of such Person;

           (e) Governmental Certificates. Certificates of the appropriate government officials of the Borrower's and each Guarantor's jurisdiction of incorporation/organization as to the existence and good standing of the Borrower and such Guarantor, each dated within 30 days prior to the date hereof;

           (f) Term Notes. The Term Notes executed by the Borrower;

           (g) Pledge and Security Agreement. The Pledge and Security Agreement executed by the Borrower and the Guarantors;

           (h) Bond Pledge Agreement. The Bond Pledge Agreement executed by the Borrower, and any other documents, agreements, or instruments reasonably required by the Administrative Agent in connection therewith;

TERM LOAN AGREEMENT - Page 16

          (i) Alabama Bonds. The Alabama Bonds, together with any endorsements, assignments, or other evidences of the Administrative Agent's security interest in such Alabama Bonds reasonably required by the Administrative Agent;

          (j) Intellectual Property Security Agreements. The Intellectual Property Security Agreements executed by the Borrower and/or the applicable Guarantors;

          (k) Mortgages. The Mortgages executed by the Borrower and/or the applicable Guarantors;

          (l) Financing Statements. Uniform Commercial Code financing statements in proper form for filing and covering the Collateral;

          (m) Guaranty Agreement. The Guaranty Agreement executed by the Guarantors;

          (n) Insurance Policies. Copies of all insurance policies required by
     Section 8.5, together with certificates from insurers naming the Administrative Agent as an additional named insured with respect to all insurance policies covering Collateral;

          (o) Real Estate Appraisal. Appraisals of the Fee Properties constituting the Collateral to the extent requested by the Administrative Agent;

          (p) Title Insurance. Mortgagee Policies of Title Insurance, with such endorsements as the Administrative Agent may require, issued by a company and in form and substance satisfactory to the Administrative Agent, insuring the Administrative Agent's Lien on (i) the Fee Properties and Leased Properties constituting Subject Assets to be of first priority, subject only to Permitted Liens and such exceptions as Administrative Agent shall approve in its discretion, and (ii) the Fee Properties and Leased Properties constituting Revolving Loan Assets to be of second priority, subject only to Permitted Liens and the Liens required by the Revolving Credit Agreement and related documents and such other exceptions as the Administrative Agent shall approve in its discretion, with all costs thereof to be paid by Borrower;

          (q) Survey. With respect to each parcel of Fee Property and Leased Property constituting Collateral, a survey with such certification as the Administrative Agent may reasonably require;

          (r) Environmental Site Assessment. With respect to each parcel of Fee Property and Leased Property constituting Collateral, a Phase I and/or Phase II Environmental Site Assessment to the extent requested by the Administrative Agent;

          (s) Merger Agreement. Evidence satisfactory to the Administrative Agent that all conditions precedent to the closing of the Pillowtex Merger have been satisfied, including without limitation (i) certified executed copies of the Merger Agreement, and (ii) the Certificate of Merger issued by the Secretary of State of the appropriate state or states;

TERM LOAN AGREEMENT - Page 17

          (t) Intercreditor Agreement. The Intercreditor Agreement executed by the Borrower, the Guarantors, the Administrative Agent, the Revolving Lenders, and Congress Financial Corporation as administrative agent under the Revolving Credit Agreement;

          (u) Revolving Loan Documents. Fully executed counterparts of the Revolving Credit Agreement and other loan documents evidencing or executed and delivered in connection with the Revolving Credit Agreement;

          (v) Opinion of Counsel. A favorable opinion of legal counsel to the Borrower and the Guarantors as to such matters as the Administrative Agent may reasonably request;

          (w) Plan of Reorganization. The Plan of Reorganization shall have been confirmed and shall have become effective;

          (x) Administrative Agent's Fee. The initial annual administration fee described in Section 3.4 shall have been paid in full by the Borrower;

          (y) Attorneys' Fees and Expenses. Evidence that the costs and expenses (including reasonable attorneys' fees) referred to in Section 13.1, to the extent incurred, shall have been paid in full by the Borrower;

          (z) No Default. No Default shall have occurred and be continuing, or would result from the Term Loan;

          (aa) Representations and Warranties. All of the representations and warranties contained in Article VII hereof and in the other Loan Documents shall be true and correct; and

          (bb) Additional Documentation. The Administrative Agent shall have received such additional approvals, opinions, or documents as the Administrative Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

                                  ARTICLE VII

                         Representations and Warranties

     To induce the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders that:

     Section 7.1 Corporate Existence. The Borrower and each of the Guarantors
(a) is a corporation or other Person duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has full legal power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to use its corporate name and to own, lease or otherwise hold its properties and assets and to carry on its business as now conducted other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, would not have a Material Adverse

TERM LOAN AGREEMENT - Page 18

Effect, (c) is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership, leasing or holding of its properties makes such qualification necessary, except such jurisdictions where the failure so to qualify would not have a Material Adverse Effect, and (d) is in compliance with all applicable statutes, laws, ordinances, rules, orders and regulations of any Governmental Authority or instrumentality, domestic or foreign, except where noncompliance would not have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has received any written communication from a Governmental Authority that alleges that the Borrower or any of the Borrower's Subsidiaries is not in compliance, in all material respects, with all material Federal, state, local or foreign laws, ordinances, rules and regulations.

     Section 7.2 Financial Condition. The audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal year ended on or about December 31, 2001, the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at March 30, 2002 and the related unaudited consolidated statements of income and of cash flows for the periods ended on such date, certified by the chief financial officer or controller of the Borrower, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the Borrower and its Subsidiaries as of the respective dates indicated therein, and the consolidated results of their operations and their consolidated cash flows for the respective periods indicated therein (subject to normal year-end audit adjustments in the case of unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or such officer, as the case may be, and as disclosed therein).

     Section 7.3 Corporate Action; No Breach. The execution, delivery, and performance by (a) the Borrower of this Agreement and the other Loan Documents to which the Borrower is or may become a party and (b) each Guarantor of the Loan Documents to which such Guarantor is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite action on the part of the Borrower and such Guarantor and do not and will not (i) violate or conflict with, or result in a breach of, or constitute a default under, or require any consent under (A) the articles of incorporation, bylaws or other organizational documents of the Borrower or such Guarantor, (B) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (C) any agreement or instrument to which the Borrower or such Guarantor is a party or by which any of them or any of their property is bound or subject, or (ii) result in the creation or imposition of any Lien (except as provided in Article V and except Permitted Liens) upon any of the revenues or assets of the Borrower or such Guarantor.

     Section 7.4 Operation of Business. The Borrower and each of its Subsidiaries possess all material licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, except those, the failure of which would not have a Material Adverse Effect, and the Borrower and each of its Subsidiaries are not in violation of any valid rights of others with respect to any of the foregoing that would result in a Material Adverse Effect.

TERM LOAN AGREEMENT - Page 19

     Section 7.5 Litigation and Judgments. Except as disclosed on Schedule 7.5 hereto, and except for the Chapter 11 Cases and the filing and prosecution of claims therein, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries, that would, if adversely determined, have a Material Adverse Effect. There are no outstanding judgments against the Borrower or any of its Subsidiaries.

     Section 7.6 Rights in Properties; Liens. The Borrower and each Guarantor has good title to all its material assets (other than real property or interests in real property, or goods sold on a consignment basis), in each case free and clear of all Liens of any nature whatsoever except Permitted Liens. With respect to real property or interests in real property, each of the Borrowers has (i) good and marketable fee title to all of its material owned real property, (each, a "Fee Property"), and (ii) a valid leasehold interest in all of the material real property leased by it (each, a "Leased Property"), each such Fee Property and each such Leased Property being referred to individually as a "Company Property" in this Section 7.6), in each case free and clear of all Liens, easements, covenants, rights-of-way and other similar restrictions of any nature whatsoever, except (A) Permitted Liens, (B) easements, covenants, rights-of-way and other similar restrictions of record, (C) any conditions that may be shown by a current, accurate survey or physical inspection of any Company Property made prior to the date of this Agreement, (D) any immaterial condemnation or eminent domain proceeding affecting any real property that does not prevent such real property from being utilized by the Borrower or any of its Subsidiaries substantially for the purposes for which it was being utilized prior to such proceeding, and (E) (I) zoning, building and other similar restrictions, (II) Liens that have been placed by any developer, landlord or other third party on property over which the Borrower or any of its Subsidiaries have easement rights or on any Leased Property and subordination or similar agreements relating thereto, and (III) unrecorded easements, covenants, rights-of-way or other similar restrictions, none of which items set forth in clauses (I), (II) and
(III), individually or in the aggregate, materially impair the continued use and operation of the property to which they relate in the business of the Borrower or any Subsidiary, as now conducted.

     Section 7.7 Enforceability. This Agreement constitutes, and the other Loan Documents to which the Borrower or any Guarantor is party, when delivered, shall constitute legal, valid, and binding obligations of the Borrower or the applicable Guarantor, as the case may be, enforceable against the Borrower or the applicable Guarantor, as the case may be, in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

     Section 7.8 Approvals. Other than with respect to certain industrial revenue bond financings, no authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by the Borrower or any Guarantor of this Agreement and the other Loan Documents to which the Borrower or the applicable Guarantor, as the case may be, is or may become a party or the validity or enforceability thereof, other than (i) those already obtained, (ii) the filing of financing statements and other Loan Documents, and
(iii) those the failure to obtain would not have a Material Adverse Effect.

TERM LOAN AGREEMENT - Page 20

     Section 7.9 Debt. The Borrower and its Subsidiaries have no Debt other than that permitted under this Agreement, except as disclosed on Schedule 7.9 hereto.

     Section 7.10 Taxes. Except for those tax claims being addressed in the Chapter 11 Cases, the Borrower and each of its Subsidiaries have filed all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable (other than (i) for which an extension for filing is available and the Borrower or the applicable Subsidiary has taken necessary steps to qualify for such extension, and (ii) the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as applicable). The Borrower knows of no pending investigation of the Borrower or any of its Subsidiaries by any taxing authority or of any pending but unassessed tax liability as a result of any investigation by a taxing authority of the Borrower or any of its Subsidiaries, except as disclosed on Schedule 7.10.

     Section 7.11 Use of Proceeds; Margin Securities. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Term Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

     Section 7.12 ERISA. The Borrower and each of its Subsidiaries are in compliance in all material respects with all applicable provisions of ERISA. Other than the event that occurred as a result of the Chapter 11 Cases and the event that could occur as a result of a decrease in the number of participants covered by the Plans, neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. To the Borrower's knowledge, no circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans.

     Section 7.13 Disclosure. No statement, information, report, representation, or warranty made by the Borrower in this Agreement or in any other Loan Document or furnished to the Lenders in connection with this Agreement or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Borrower which could reasonably be expected to have a Material Adverse Effect that has not been disclosed in writing to the Lenders.

     Section 7.14 Subsidiaries. The Borrower has no Subsidiaries other than those listed on Schedule 7.14 hereto, and Schedule 7.14 sets forth the jurisdiction of organization of each Subsidiary of Borrower and the percentage of the Borrower's or applicable Subsidiary's

TERM LOAN AGREEMENT - Page 21
ownership of the outstanding voting stock of each Subsidiary. All of the outstanding capital stock of each Subsidiary of Borrower has been validly issued, is fully paid, and is nonassessable.

       Section 7.15 Agreements. Other than with respect to certain cotton contracts, neither the Borrower nor any of its Subsidiaries is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party, the result of which would be a Material Adverse Effect.

       Section 7.16 Compliance with Laws. Neither the Borrower nor any of its Subsidiaries is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator.

       Section 7.17 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

       Section 7.18 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

       Section 7.19 Environmental Matters. Except as disclosed in Schedule 7.19, and subject to clause (f) below:


               (a) To the best knowledge of the Borrower after reasonable inquiry, (i) the Fee Properties do not contain, in, on or under, including, without limitation, the soil and groundwater under the Fee Properties, any Hazardous Materials, and (ii) neither the Borrower nor any of its Subsidiaries have placed any Hazardous Materials on any Leased Properties, in each case which result in a currently existing violation of Environmental Laws.

               (b) To the best knowledge of the Borrower after reasonable inquiry, the Borrower and its Subsidiaries are not in material violation of any Environmental Law which could materially interfere with the continued operation of any of the Company Properties or materially impair the fair saleable value of any thereof.

               (c) Neither the Borrower nor any of its Subsidiaries have received any complaint, notice of violation, alleged violation, notice of investigation or of potential liability under Environmental Laws with regard to any of the Company Properties which has not been cured or is in the process of being cured and has been disclosed in writing by the Borrower to the Administrative Agent, nor do the Borrower or any of its Subsidiaries have knowledge that any Governmental Authority is contemplating delivering to the Borrower or any of its Subsidiaries any such notice.


TERM LOAN AGREEMENT - Page 22

               (d) Except for violations which have been cured or are in the process of being cured and have been disclosed in writing by the Borrower to the Administrative Agent, to the best knowledge of the Borrower after reasonable inquiry, Hazardous Materials have not been generated, treated, stored, disposed of (in the case of Leased Properties, by the Borrower or any of its Subsidiaries), at, on or under any of the Company Properties in violation of any Environmental Laws nor, to the best knowledge of the Borrower after reasonable inquiry, have any Hazardous Materials been transported (in the case of Leased Properties, by the Borrower or any of its Subsidiaries) from any of the Company Properties to any other location in violation of any Environmental Laws.

               (e) There are no governmental administrative actions or judicial proceedings pending under any Environmental Law to which Borrower or any of its Subsidiaries thereof is a party with respect to any of the Company Properties, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding against Borrower or any of its Subsidiaries thereof under any Environmental Law with respect to any of the Company Properties.

               (f) Each of the representations and warranties set forth in paragraphs (a) through (e) of this Section 7.19 is true and correct in all material respects with respect to each parcel of Company Property.

       Section 7.20 No Change. Except as set forth in the Plan of Reorganization, since March 30, 2002 (a) other than as otherwise disclosed in the financial statements previously provided to the Lenders, there has been no change, which has had or could reasonably be expected to have a Material Adverse Effect and (b) no dividends or other distributions have been declared, paid or made upon the capital stock of the Borrower or any of its Subsidiaries nor has any of the capital stock of the Borrower or any of its Subsidiaries been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries.

       Section 7.21 Patents, Copyrights, Permits, Trademarks and Licenses.
Schedule 7.21 sets forth a true and complete list of all material patents, trademarks (registered or unregistered), trade names, service marks and copyrights and applications therefor owned, used or filed by or licensed to the Borrower and its Subsidiaries and, with respect to such material registered trademarks, contains a list of all jurisdictions in which such trademarks are registered or applied for and all registration and application numbers. Except as disclosed on Schedule 7.21, the Borrower and its Subsidiaries own or have the right to use the patents, trademarks (registered or unregistered), trade names, service marks, copyrights and applications therefor referred to in such Schedule. To the best knowledge of the Borrower after reasonable inquiry, no material claims are pending by any Person with respect to the ownership, validity, enforceability or use of any such patents, trademarks (registered or unregistered), trade names, service marks, copyrights, or applications therefor, challenging or questioning the validity or effectiveness of any of the foregoing, in any domestic jurisdiction.

TERM LOAN AGREEMENT - Page 23

                                  ARTICLE VIII

                              Affirmative Covenants

       The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding, the Borrower will perform and observe the following positive covenants, unless the Required Lenders shall otherwise consent in writing:

       Section 8.1 Reporting Requirements. The Borrower will furnish to the Administrative Agent for distribution to the Lenders:

                (a) Annual Financial Statements. As soon as practical, but in any event within 90 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of stockholders' equity, cash flows and income of the Borrower and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, certified by independent certified public accountants reasonably acceptable to the Administrative Agent (it being hereby agreed that KPMG is acceptable to the Administrative Agent), accompanied by the opinion of such independent certified public accountants, which opinion shall be in scope and substance in accordance with generally accepted auditing standards and shall be unqualified.

                (b) Quarterly Financial Statements. As soon as practical, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such quarterly period and the portion of the fiscal year of the Borrower and its Subsidiaries through such date subject only to usual year-end adjustments and the absence of footnotes, setting forth in each case in comparative form the figures for the corresponding quarter in, and year to date portion of, the previous year, certified by the chief financial officer, controller or treasurer of the Borrower as being fairly stated in all material respects.

                (c) Monthly Financial Statements. As soon as practical, but in any event within 20 Business Days after the end of each fiscal month of each year, other than the last fiscal month of each fiscal quarter, commencing as of the fiscal month ending on or about May 31, 2002, the internal monthly financial statements comprising the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such month and for the portion of the fiscal year of the Borrower and its Subsidiaries through such date, in comparative form the consolidated figures for the corresponding month of, and year to date portion of, the previous year, certified by the chief financial officer, controller or treasurer of the Borrower as being fairly stated in all material respects.

TERM LOAN AGREEMENT - Page 24

                (d) Monthly Cotton Purchase Information. As soon as practical, but in any event within 20 Business Days after the end of each fiscal month of each year, commencing as of the fiscal month ending on or about June 30, 2002, a report detailing the amount of cotton purchased during such fiscal month and the aggregate notional amount of forward purchase contracts for cotton outstanding as of the last day of such fiscal month.

                (e) Monthly Capital Lease and Letter of Credit Information. As soon as practical, but in any event within 20 Business Days after the end of each fiscal month of each year, other than the last fiscal month of each fiscal quarter, and in any event within 45 days after the end of the last month of each fiscal quarter, commencing as of the fiscal month ending on or about June 30, 2002, a report detailing (a) the amount of Capital Lease Obligations outstanding as of the end of such fiscal month, including the names of each lessor, the amount outstanding under each capital lease, and the term of each capital lease, and (b) the amount available to be drawn under commercial letters of credit outstanding under the Revolving Credit Agreement, including the beneficiary of each such letter of credit and the term of each such letter of credit.

                (f) Certificates of No Default. Concurrently with the delivery of the consolidated financial statements referred to in Section 8.1(a), a letter from the Borrower's independent certified public accountants reporting on such financial statements stating that in making the examination necessary to express their opinion on such financial statements no knowledge was obtained of any Default, except as specified in such letter, and concurrently with each delivery of the financial statements referred to in Sections 8.1(a), (b) and (c), a certificate of the vice president and controller, the vice president and treasurer or the chief financial officer of the Borrower stating that, to the best of such officer's knowledge after reasonable inquiry and review, the Borrower and its Subsidiaries have observed or performed all of their covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by them, and that such officer has obtained no knowledge of any Default except as specified in such certificate.

                (g) Accountant Reports. Promptly upon receipt thereof, copies of all final reports submitted to the Borrower or to any of its Subsidiaries by the Borrower's independent certified public accountants in connection with each annual, interim or special audit of the books of the Borrower or its Subsidiaries made by such accountants, including, without limitation, any final comment letter submitted by such accountants to management in connection with their annual audit.

                (h) Public Reports. Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available to the public generally by the Borrower and all regular and periodic reports and all final registration statements and final prospectuses, if any, filed by the Borrower with any securities exchange or with the Securities and Exchange Commission or any Governmental Authority succeeding to any of its functions.

TERM LOAN AGREEMENT - Page 25

                (i) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the Borrower or any of its Subsidiaries which, if determined adversely to the Borrower or such Subsidiary, could reasonably be expected to have a Material Adverse Effect.

                (j) Notice of Default. As soon as possible and in any event within five (5) Business Days after the occurrence of each Default of which Borrower has knowledge, a written notice setting forth the details of such Default and the action that the Borrower has taken and proposes to take with respect thereto.

                (k) ERISA Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which the Borrower or any of its Subsidiaries files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within five (5) Business Days after the Borrower or any of its Subsidiaries knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any of its Subsidiaries has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer, controller or treasurer of the Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that the Borrower proposes to take with respect thereto.

                (l) Reports to Other Creditors. Promptly after the furnishing thereof, to the extent the Administrative Agent so requests, copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement, including without limitation the Revolving Credit Agreement, and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section.

                (m) Notice of Material Adverse Effect. As soon as possible and in any event within five (5) Business Days after the occurrence thereof which Borrower has knowledge, written notice of any matter that could reasonably be expected to have a Material Adverse Effect.

                (n) Landlord Waivers. Within 60 days after the date hereof, the Borrower will use its best efforts to provide landlord lien waivers or subordinations, as the case may be, with respect to each location of equipment and inventory of Borrower and the Guarantors which is leased by Borrower or any such Guarantor and for which a landlord lien waiver or subordination is required by the Revolving Credit Agreement.

                (o) General Information. Promptly, such other information concerning the Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may from time to time reasonably request.

       Section 8.2 Maintenance of Existence. Except as otherwise permitted pursuant to Section 9.3, the Borrower will preserve and maintain, and will cause each of its Subsidiaries to

TERM LOAN AGREEMENT - Page 26
preserve and maintain, its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business, the loss of which would have a Material Adverse Effect.

     Section 8.3 Maintenance of Properties. Except as otherwise permitted pursuant to Sections 9.3 and 9.7, the Borrower will maintain, keep, and preserve, and cause each of its Subsidiaries to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition.

     Section 8.4 Taxes and Claims. Except for tax claims being addressed in the Chapter 11 Cases, the Borrower will pay or discharge, and will cause each of its Subsidiaries to pay or discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established in accordance with GAAP.

     Section 8.5 Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and its Subsidiaries operate, provided that in any event the Borrower will maintain and cause each of its Subsidiaries to maintain workmen's compensation insurance, property insurance, comprehensive general liability insurance, products liability insurance, and business interruption insurance reasonably satisfactory to the Administrative Agent. Each insurance policy covering the Collateral shall name the Administrative Agent as an additional loss payee and shall provide that such policy will not be canceled or reduced without thirty (30) days' prior written notice to the Administrative Agent.

     Section 8.6 Inspection Rights. At any reasonable time and from time to time, upon reasonable notice to the Borrower, the Borrower will permit, and will cause each of its Subsidiaries to permit, representatives of the Administrative Agent or any Lender to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants. In addition, the Borrower will permit, and will cause each of its Subsidiaries to permit, representatives of the Administrative Agent or any Lender to visit and inspect any of its properties for the purpose of performing periodic collateral audits.

     Section 8.7 Keeping Books and Records. The Borrower will maintain, and will cause each of its Subsidiaries to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

     Section 8.8 Compliance with Laws. The Borrower will comply, and will cause each of its Subsidiaries to comply with all applicable laws, rules, regulations, orders, and decrees of

TERM LOAN AGREEMENT - Page 27
any Governmental Authority or arbitrator, except to the extent that the failure to comply therewith would not have a Material Adverse Effect.

     Section 8.9 Compliance with Agreements. The Borrower will comply, and will cause each of its Subsidiaries to comply with the Revolving Credit Agreement, all agreements related thereto, and all other agreements, contracts, and instruments binding on it or affecting its properties or business, except to the extent that the failure to comply therewith would not have a Material Adverse Effect.

     Section 8.10 Further Assurances. The Borrower will, and will cause each of its Subsidiaries to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by the Administrative Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve, and perfect the Liens of the Administrative Agent in the Collateral.

     Section 8.11 ERISA. The Borrower will comply, and will cause each of its Subsidiaries to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

     Section 8.12 Environmental Laws.

          (a) The Borrower and its Subsidiaries will comply in all material respects with, and use reasonable efforts to insure compliance in all material respects by all its tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and use reasonable efforts to insure that all of their respective tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws.

          (b) The Borrower and its Subsidiaries will conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities respecting Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings.

          (c) THE BORROWER AND ITS SUBSIDIARIES WILL DEFEND, INDEMNIFY AND HOLD HARMLESS ADMINISTRATIVE AGENT AND EACH LENDER, AND THEIR RESPECTIVE EMPLOYEES, AGENTS, OFFICERS AND DIRECTORS (COLLECTIVELY, THE "LENDER PARTIES"), FROM AND AGAINST ANY CLAIMS, DEMANDS, PENALTIES, FINES, LIABILITIES, SETTLEMENTS, DAMAGES, COSTS AND EXPENSES OF WHATEVER KIND OR NATURE KNOWN OR UNKNOWN, CONTINGENT OR OTHERWISE (INCLUDING AS A RESULT OF THE ORDINARY NEGLIGENCE OF ANY OF THE LENDER PARTIES) ACTUALLY ASSERTED AGAINST OR INCURRED BY THE LENDER PARTIES (OR ANY ONE OR MORE OF THEM), ARISING OUT OF, OR IN ANY WAY RELATING TO THE VIOLATION OF OR NONCOMPLIANCE WITH ANY ENVIRONMENTAL LAWS APPLICABLE TO

TERM LOAN AGREEMENT - Page 28

     THE REAL PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR ANY ORDERS, REQUIREMENTS OR DEMANDS OF GOVERNMENTAL AUTHORITIES RELATED THERETO, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEY'S AND CONSULTANT'S FEES, INVESTIGATION AND LABORATORY FEES, COURT COSTS AND LITIGATION EXPENSES, EXCEPT TO THE EXTENT THAT ANY OF THE FOREGOING ARISE OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PARTY SEEKING INDEMNIFICATION THEREFOR OR RELATE TO VIOLATIONS OR ALLEGED VIOLATIONS OF ENVIRONMENTAL LAWS OR HAZARDOUS MATERIALS FIRST USED, RELEASED, SPILLED, EMITTED OR OTHERWISE LOCATED ON ANY REAL PROPERTY OWNED OR OPERATED BY THE BORROWER ANY OF ITS SUBSIDIARIES AFTER SUCH PROPERTY IS TRANSFERRED TO A LENDER PARTY OR ITS SUCCESSOR OR ASSIGN BY FORECLOSURE, DEED-IN-LIEU OF FORECLOSURE OR SIMILAR TRANSFER UNLESS CAUSED BY THE BORROWER ANY OF ITS SUBSIDIARIES.

                                   ARTICLE IX

                               Negative Covenants

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding, the Borrower will perform and observe the following negative covenants, unless the Required Lenders shall otherwise consent in writing:

     Section 9.1 Debt. The Borrower will not incur, create, assume, or permit to exist, and will not permit any of its Subsidiaries to incur, create, assume, or permit to exist, any Debt, except:

          (a) The Obligations;

          (b) Debt incurred under the Revolving Credit Agreement, and any renewals, extensions, replacements or refinancings thereof (except those that result in an increase to the original commitment amount thereunder); provided that the aggregate amount available to be drawn under commercial letters of credit issued for the account of the Borrower or any of its Subsidiaries thereunder shall not exceed $15,000,000 at any time prior to the Borrower's delivery to the Administrative Agent of a strategic plan regarding usage of commercial letters of credit, which is satisfactory to the Required Lenders;

          (c) Subordinated Debt;

          (d) Purchase money debt incurred after the date hereof in the ordinary course of business not to exceed an aggregate amount of $5,000,000;

          (e) Capital Lease Obligations incurred after the date hereof in the ordinary course of business not to exceed an aggregate amount of $5,000,000;

TERM LOAN AGREEMENT - Page 29

          (f) Debt existing on the date hereof and Debt resulting from the conversion or termination, within 30 days after the date hereof of any operating leases existing on the date hereof, which is described on
     Schedule 7.9 hereof, including renewals, extensions, replacements or refinancings (but not increases) thereof, provided that the maximum amount of Capital Lease Obligations included on such Schedule 7.9 (including any Capital Lease Obligations resulting from the conversion or termination, within 30 days after the date hereof, of any operating leases existing on the date hereof included on such Schedule 7.9) shall not exceed $40,000,000;

          (g) Debt in respect of endorsement of negotiable instruments in the ordinary course of business;

          (h) Debt owing to the Borrower or any of the Guarantors by the Borrower or any Guarantor;

          (i) Guaranties by the Borrower or its Subsidiaries, to the extent the underlying Debt is permitted hereunder;

          (j) Debt associated with insurance premium financing;

          (k) Debt consisting of interest rate hedging contracts for purposes of fixing floating rate obligations under the Revolving Credit Agreement, provided that the aggregate notional amount of all such arrangements and contracts shall not exceed 50% of outstanding advances under the Revolving Credit Agreement at the time the arrangement or contract is entered into;

          (l) Debt consisting of foreign currency exchange hedging contracts with terms of no longer than 180 days, provided that the aggregate notional amount of all such contracts shall not exceed $5,000,000 at any time;

          (m) Debt consisting of forward purchase contracts for cotton and natural gas for amounts not exceeding 18 months of reasonably expected use; and

          (n) Debt associated with performance, surety and appeals bonds in the ordinary course of business.

     Section 9.2 Limitation on Liens. The Borrower will not incur, create, assume, or permit to exist, and will not permit any of its Subsidiaries to incur, create, assume, or permit to exist, any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except the following (collectively, the "Permitted Liens"):

          (a) Liens disclosed on Schedule 9.2 hereto and any replacements or renewals thereof;

          (b) Liens in favor of the Administrative Agent for the benefit of the Lenders;

TERM LOAN AGREEMENT - Page 30

          (c) First priority Liens on the Revolving Loan Assets and second priority Liens on the Subject Assets granted pursuant to the Revolving Credit Agreement, or any documents executed in connection therewith, and any replacements or renewals thereof;

          (d) Encumbrances consisting of minor easements, rights-of-way, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of the Borrower or its Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

          (e) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

          (f) Liens of mechanics, materialmen, warehousemen, carriers, laborers, landlords, or other similar Liens securing obligations that are not yet due and are incurred in the ordinary course of business or by operation of law;

          (g) Liens resulting from good faith deposits to secure payments of workmen's compensation unemployment insurance, pensions or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, or contracts (other than for payment of Debt), or leases made in the ordinary course of business; and

          (h) Liens securing Debt permitted by Section 9.1(d) or 9.1(e) hereof, so long as such Liens cover only the assets being acquired with such Debt.

     Section 9.3 Mergers, Etc. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to a merger or consolidation, or purchase or otherwise acquire all or any part of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate, except that (a) a Subsidiary of the Borrower may merge, consolidate, dissolve, or liquidate into the Borrower or a Guarantor and (b) a Subsidiary of the Borrower may dissolve if substantially all of its assets have been conveyed pursuant to Section 9.7(d) hereof. It is understood and agreed that the Pillowtex Merger will occur prior to or simultaneously with the effective date of this Agreement.

     Section 9.4 Restricted Payments. Borrower will not declare, and will not permit any of its Subsidiaries to declare, any dividends on any shares of any class of stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of any shares of any class of stock, or any warrants or options to purchase such stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any of its Subsidiaries; except that Guarantors may pay dividends to the Borrower or another Guarantor.

     Section 9.5 Loans and Investments. The Borrower will not make, and will not permit any of its Subsidiaries to make, any advance, loan, extension of credit, or capital contribution to

TERM LOAN AGREEMENT - Page 31
or investment in, or purchase, or permit any of its Subsidiaries to purchase, any stock, bonds, notes, debentures, or other securities of any Person, except:

          (a)    any of the foregoing existing on the date hereof;

          (b) the Borrower and its Subsidiaries may invest in, acquire and hold cash and Cash Equivalents;

          (c) investments arising from transactions by the Borrower or any of its Subsidiaries with customers or suppliers in the ordinary course of business, including endorsements of negotiable instruments, debt obligations and other investments received in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers;

          (d) the Borrower or any of its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

          (e) Loans or advances to directors, officers and employees of the Borrower or any of its Subsidiaries that do not exceed $1,000,000 in aggregate amount outstanding at any time;

          (f)    Investments in Guarantors;

          (g) Investments in the form of hedging agreements (permitted by Section 9.1); and

          (h) Investments in joint ventures, partnerships and other entities engaged in the same line of business as the Borrower and its Subsidiaries, which do not exceed $5,000,000 in the aggregate.

     Section 9.6 Transactions With Affiliates. The Borrower will not, and will not permit its Subsidiaries to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate except for transactions which are not prohibited under this Agreement and which are in the ordinary course of the Borrower's or applicable Subsidiary's business and which are upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than it would obtain in a hypothetical comparable arm's length transaction with a Person not an Affiliate.

     Section 9.7 Disposition of Assets. The Borrower will not sell, lease, assign, transfer, or otherwise dispose of any of its assets, or permit any of its Subsidiaries to do so with any of its assets (including through a transaction of merger or consolidation of any Subsidiary of the Borrower and including, without limitation, tax benefits, receivables and leasehold interests), whether now owned or hereafter acquired, except for (a) sales of inventory made in the ordinary course of business; (b) sales of assets that are obsolete, worn-out or are no longer in use and that are not material in value nor significant to the continuation of Borrower's or the applicable Subsidiary's business; (c) sales and dispositions from any of the Borrower's Subsidiaries to the Borrower or any Guarantor; (d) sales, transfers or dispositions of any of the Moveable Assets,

TERM LOAN AGREEMENT - Page 32
provided the Borrower gives notice thereof to the Administrative Agent and in the case of any sale of such assets, the Net Cash Proceeds received therefrom by the Borrower are used to prepay the Obligations in accordance with Section 3.3(a), (e) so long as an Event of Default has not occurred and is continuing, sales of certain residential properties that comprise a portion of the property encumbered by the Mortgages, provided that (i) Borrower or the applicable Subsidiary obtains all governmental approvals in order to subdivide the residential property from the remainder of the property, (ii) Borrower provides Administrative Agent with ten (10) days' advance written notice of such contemplated sale together with a release instrument in form and substance reasonably satisfactory to Administrative Agent, (iii) the remainder of the property shall continue to remain subject to the lien of the applicable Mortgage, and (iv) the Net Cash Proceeds received from by the Borrower from such sale are used to prepay the Obligations in accordance with Section 3.3(a), and
(f) asset sales from which the aggregate amount of Net Cash Proceeds never exceeds $5,000,000, so long as such Net Cash Proceeds are used to prepay the Obligations in accordance with Section 3.3(a). If any Moveable Assets are moved to a jurisdiction outside of the United States of America, neither the Administrative Agent nor any Lender will perfect or attempt to perfect a Lien on such Moveable Assets under the laws of the applicable jurisdiction.

     Section 9.8 Sale and Leaseback. The Borrower will not enter into, and will not permit any of its Subsidiaries to enter into, any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person, other than such arrangements the aggregate outstanding amount of which do not exceed $5,000,000 at any one time.

     Section 9.9 Prepayment of Debt. Subject to the Intercreditor Agreement, the Borrower will not prepay, and will not permit any of its Subsidiaries to prepay, any Debt, except the Obligations and the Debt incurred under the Revolving Credit Agreement.

     Section 9.10 Nature of Business. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business other than the businesses in which they are engaged as of the date hereof and activities reasonably related thereto.

     Section 9.11 Accounting. The Borrower will not, and will not permit any of its Subsidiaries to, change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to the Administrative Agent, or (b) in tax reporting treatment, except as required by law and disclosed to the Administrative Agent.

                                   ARTICLE X

                               Financial Covenants

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding, the following financial covenants will be observed and performed, unless the Required Lenders shall otherwise consent in writing:

TERM LOAN AGREEMENT - Page 33

     Section 10.1 Interest Coverage Ratio. The Borrower will not permit its Interest Coverage Ratio, on a consolidated basis, at the end of the applicable fiscal quarter of the Borrower described below to be less than the ratio set forth opposite such fiscal quarter below:

--------------------------------------------------------------------------------
    Fiscal Quarters Ending On or About:                             Ratio
    -----------------------------------                             -----
--------------------------------------------------------------------------------
September 30, 2002                                               0.80 to 1.00
--------------------------------------------------------------------------------
December 31, 2002                                                1.25 to 1.00
--------------------------------------------------------------------------------
March 31, 2003                                                   2.10 to 1.00
--------------------------------------------------------------------------------
June 30, 2003 through and including March 31, 2007               3.00 to 1.00
--------------------------------------------------------------------------------

     Section 10.2 Leverage Ratio. The Borrower will not permit its Leverage Ratio, on a consolidated basis, at the end of the applicable fiscal quarter of the Borrower described below to be greater than the ratio set forth opposite such fiscal quarter below:

--------------------------------------------------------------------------------
   Fiscal Quarters Ending On or About:                                Ratio
   -----------------------------------                                -----
--------------------------------------------------------------------------------
September 30, 2002                                               6.65 to 1.00
--------------------------------------------------------------------------------
December 31, 2002                                                5.20 to 1.00
--------------------------------------------------------------------------------
March 31, 2003                                                   4.50 to 1.00
--------------------------------------------------------------------------------
June 30, 2003                                                    3.70 to 1.00
--------------------------------------------------------------------------------
September 30, 2003                                               3.60 to 1.00

--------------------------------------------------------------------------------
December 31, 2003                                                3.10 to 1.00
--------------------------------------------------------------------------------
March 31, 2004 through and including March 31, 2007              3.00 to 1.00
--------------------------------------------------------------------------------

                                   ARTICLE XI

                                     Default

     Section 11.1 Events of Default. Each of the following shall be deemed an "Event of Default":

          (a) The Borrower shall fail to pay when due the Obligations or any part thereof.

          (b) Any representation or warranty made or deemed made by the Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

          (c) The Borrower or any Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in
     Section 8.1, Article IX or Article X of this Agreement.

TERM LOAN AGREEMENT - Page 34

          (d) Any Obligated Party shall fail to perform, observe or comply with any covenant, agreement, or term contained in this Agreement or any other Loan Document not specifically referred to elsewhere in this Section 11.1 and such failure shall not be remedied within a period of 30 days after the earlier of notice from the Administrative Agent or such time as the Borrower or such Obligated Party reasonably should have known of the occurrence thereof.

          (e) Except for the Chapter 11 Cases, the Borrower, any of its Subsidiaries, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

          (f) An involuntary proceeding shall be commenced against the Borrower, any of its Subsidiaries, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days.

          (g) One or more final judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days after the entry of such judgment.

          (h) The Borrower, any of its Subsidiaries, or any Obligated Party shall fail to pay when due (beyond any grace period provided with respect thereto) any principal of or interest on any Debt (other than the Obligations) in excess of $1,000,000, or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment and such event has not been waived or cured.

          (i) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or the Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any lien or security interest created by the Loan Documents shall for any reason cease to be a

TERM LOAN AGREEMENT - Page 35
     valid, perfected security interest in and lien upon any of the Collateral purported to be covered thereby, other than (A) as a result of an action or inaction by the Administrative Agent, any Lender or any representative thereof, or (B) as expressly provided or permitted in the Loan Documents.

          (j) Any of the following events shall occur or exist with respect to the Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan;
     (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under
     Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of the Administrative Agent subject the Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $500,000.

          (k) An event of default shall occur under the Revolving Credit Agreement or any document, agreement or instrument executed and delivered in connection therewith which has not been waived or cured.

          (l) The Borrower, any of its Subsidiaries, or any Obligated Party, or any of their properties, revenues, or assets, shall become subject to an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged within thirty (30) days from the date of entry thereof.

     Section 11.2 Remedies Upon Default. If any Event of Default shall occur and be continuing, subject to the Intercreditor Agreement, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, without the necessity of notice, (a) declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that upon the occurrence of an Event of Default under Section 11.1(e) or Section 11.1(f), the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower, (b) foreclose or otherwise enforce any Lien granted to the Administrative Agent for the benefit of the Lenders to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents, or (c) exercise all rights and remedies available to it in law or in equity, under the Loan Documents, or otherwise.

TERM LOAN AGREEMENT - Page 36

                                  ARTICLE XII

                            The Administrative Agent

       Section 12.1 Appointment, Powers and Immunities. In order to expedite the various transactions contemplated by this Agreement, the Lenders hereby irrevocably appoint and authorize the Administrative Agent to act as their agent hereunder and under each of the other Loan Documents. The Administrative Agent consents to such appointment and agrees to perform the duties of the Administrative Agent as specified herein. The Lenders authorize and direct the Administrative Agent to take such action in their name and on their behalf under the terms and provisions of the Loan Documents and to exercise such rights and powers thereunder as are specifically delegated to or required of the Administrative Agent for the Lenders, together with such rights and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized to act as the Administrative Agent on behalf of the Lenders:

                (a) To receive on behalf of each of the Lenders and the Administrative Agent any payment of principal, interest, fees or other amounts paid pursuant to this Agreement and the Term Loan Notes and to distribute to each Lender and the Administrative Agent, or any or some of them its share of all payments so received as provided in this Agreement;

                (b) To receive all documents and items to be furnished under the Loan Documents;

                (c) To act as nominee for and on behalf of the Lenders and the Administrative Agent in and under the Loan Documents;

                (d) To arrange for the means whereby the funds of the Lenders are to be made available to the Borrower;

                (e) To distribute to the Lenders information, requests, notices, payments, prepayments, documents and other items received from the Borrower, the other Obligated Parties, and other Persons;

                (f) To execute and deliver to the Borrower, the other Obligated Parties, and other Persons, all requests, demands, approvals, notices, and consents received from the Lenders;

                (g) To the extent permitted by the Loan Documents, to exercise on behalf of each Lender all rights and remedies of such Lender upon the occurrence of any Event of Default;

                (h) To enter into the Intercreditor Agreement;

                (i) To accept, execute, and deliver any security documents as the secured party, including, without limitation all financing statements; and

                (j) To take such other actions as may be requested by Required Lenders.

TERM LOAN AGREEMENT - Page 37

       Neither the Administrative Agent nor any of its Affiliates, officers, directors, employees, attorneys, financial advisors or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Administrative Agent (i) may treat the payee of any Term Loan Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (ii) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender; (iii) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders; (iv) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document or for the value, validity, effectiveness, enforceability, or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder;
(v) may consult with legal counsel (including counsel for the Borrower), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable law.

       Section 12.2 Rights of Administrative Agent as a Lender. With respect to its commitment to lend hereunder and the Term Loan Note issued to it, the Administrative Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may (without having to account therefor to any Lenders) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, and generally engage in any kind of business with the Borrower, any of its Subsidiaries, any other Obligated Party, and any other Person who may do business with or own securities of the Borrower, any Subsidiary, or any other Obligated Party, all as if it were not acting as the Administrative Agent and without any duty to account therefor to the Lenders.

       Section 12.3 Sharing of Payments, Etc. If any Lender shall obtain any payment of any principal of or interest on the Term Loan or payment of any other obligation under the Loan Documents then owed by the Borrower or any other Obligated Party to such Lender, whether

TERM LOAN AGREEMENT - Page 38
voluntary, involuntary, through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, in excess of its pro rata share, such Lender shall promptly purchase from the other Lenders participations in the portion of the Term Loan held by them hereunder in such amounts, and make such other adjustments from time to time as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of the other Lenders in accordance with its pro rata portion thereof. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing such participation may exercise all rights of setoff, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Lender were a direct holder of the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

       Section 12.4 Indemnification. THE LENDERS HEREBY SEVERALLY AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT FROM AND HOLD THE ADMINISTRATIVE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 13.1 AND 13.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SECTIONS 13.1 AND 13.2), RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE PERCENTAGES, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE ADMINISTRATIVE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT THE ADMINISTRATIVE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE ADMINISTRATIVE AGENT. WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION, EACH LENDER AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS PERCENTAGE OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL

TERM LOAN AGREEMENT - Page 39

ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

       Section 12.5 Independent Credit Decisions. Each Lender agrees that it has independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and the Obligated Parties and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any Obligated Party of this Agreement or any other Loan Document or to inspect the properties or books of the Borrower or any Obligated Party. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of the Borrower or any Obligated Party (or any of their Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates.

       Section 12.6 Several Commitments. The commitments to lend and other obligations of the Lenders under this Agreement are several. No Lender shall be responsible for any act or omission of any other Lender.

       Section 12.7 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders, and the Required Lenders may remove the Administrative Agent upon notice to the Administrative Agent. If the Administrative Agent shall resign as Administrative Agent under the Loan Documents or be removed by the Required Lenders, then the Required Lenders shall appoint from among the Lenders a successor agent to the Administrative Agent for the Lenders which successor agent shall be approved by the Borrower, which shall not unreasonably withhold its approval and shall not be required during the existence of any Default hereunder, whereupon such successor agent shall succeed to the rights, powers and duties of the resigning Administrative Agent and the term "Administrative Agent" shall mean such successor agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent's resignation hereunder as Agent the provisions of this
Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

TERM LOAN AGREEMENT - Page 40

                                  ARTICLE XIII

                                  Miscellaneous

       Section 13.1 Expenses. The Borrower hereby agrees to pay on demand: (a) all out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Administrative Agent,
(b) all reasonable out-of-pocket costs and expenses of the Administrative Agent and each Lender in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable out-of-pocket fees and expenses of legal counsel for the Administrative Agent and each Lender, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all reasonable out-of-pocket costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Agreement or any other Loan Document, including, without limitation, all reasonable costs, expenses, and other charges incurred in connection with obtaining any mortgagee title insurance policy, survey, audit, or appraisal in respect of the Collateral.

       Section 13.2 INDEMNIFICATION. EXCEPT FOR ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A COURT OF COMPETENT JURISDICTION, THE BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT AND THE LENDERS AND EACH OF THEIR RESPECTIVE AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, REASONABLE COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT (INCLUDING AS A RESULT OF THE ORDINARY NEGLIGENCE OF ANY OF THEM) WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO
(A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR ANY SUBSIDIARY OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, OR (D) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING.

       Section 13.3 Limitation of Liability. Neither the Administrative Agent nor any of the Lenders nor any Affiliate, officer, director, employee, attorney, or agent of the Administrative Agent or any of the Lenders shall have any liability with respect to, and the Borrower hereby

TERM LOAN AGREEMENT - Page 41
waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower hereby waives, releases, and agrees not to sue the Administrative Agent or the Lenders or any of such Person's Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Nothing contained in this Section shall affect the rights of the Borrower to collect actual damages awarded to them against any of the Administrative Agent, the Lenders or any Affiliate of any of the foregoing Persons.

       Section 13.4 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Administrative Agent or any of the Lenders shall have the right to act exclusively in the interest of such Persons and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any other Person.

       Section 13.5 Administrative Agent and Lenders Not Fiduciary. The relationship between the Borrower, on one hand, and the Administrative Agent and the Lenders, on the other hand, is solely that of debtor and creditor, and no such Person has any fiduciary or other special relationship with the Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and such Persons to be other than that of debtor and creditor

       Section 13.6 Equitable Relief. The Borrower recognizes that in the event the Borrower fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders. The Borrower therefore agrees that the Administrative Agent and the Lenders, if the Administrative Agent or the Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

       Section 13.7 No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

       Section 13.8 Successors and Assigns.

                (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and all of the Lenders. Any Lender may sell participations to one or more banks or other institutions in or to all or a portion of its rights and obligations

TERM LOAN AGREEMENT - Page 42
       under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Percentage of the outstanding Term
       Loan); provided, however, that (i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Percentage of the outstanding Term Loan) shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Lender shall remain the holder of its Term Loan Note for all purposes of this Agreement, and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Participants have no rights under the Loan Documents except as provided below. No Lender may sell any participating interest under which the participant has any rights to approve any amendment, modification, or waiver of any Loan Document except as to matters in Section 13.10(a), (b) and (c).

                (b) The Borrower and each of the Lenders agree that any Lender (the "Assigning Lender") may, with the Administrative Agent's consent (which consent shall not be unreasonably withheld or delayed) and unless an Event of Default has occurred or the proposed assignment is to be made to another Lender or to a Lender Affiliate, the Borrower's consent, which consent of the Borrower shall not be unreasonably withheld or delayed, at any time assign to one or more other banks, or financial institutions or other entities all, or a proportionate part of all, of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Percentage of the outstanding Term Loan) (each an "Assignee"); provided, however, that (i) each such assignment shall be of a consistent, and not a varying, percentage of all of the Assigning Lender's Percentage of the outstanding Term Loan, rights and obligations under this Agreement and the other Loan Documents, (ii) except in the case of an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents, the amount of the outstanding Term Loan being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $1,000,000, and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent for its acceptance and recording in the Register (as defined below), an Assignment Agreement, together with the Term Note subject to such assignment, and a processing and recordation fee of $3,500 to be paid by the Assignee. Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment Agreement, which effective date shall be at least five Business Days after the execution thereof, or, if so specified in such Assignment Agreement the date of acceptance thereof by the Administrative Agent, (x) the assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, have the rights and obligations of a Lender hereunder and under the Loan Documents and (y) the Lender that is an assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment Agreement covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party thereto); provided that

TERM LOAN AGREEMENT - Page 43
       the obligations of the Borrower under Section 13.1, 13.2 and 13.3 shall continue to apply to such Lender.

                (c) By executing and delivering an Assignment Agreement the Lender that is an assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment Agreement, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, and enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Obligated Party or the performance or observance by the Borrower or any Obligated Party of its obligations under the Loan Documents; (iii) such assignee confirms that it has received a copy of the other Loan Documents, together with copies of the current financial statements dated a date acceptable to such assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment Agreement;
       (iv) such assignee will, independently and without reliance upon the Administrative Agent or such assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                (d) The Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the principal amount of the Term Loan owing to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                (c) Upon its receipt of an Assignment Agreement executed by an Assigning Lender and assignee, together with any Term Loan Note subject to such assignment, the Administrative Agent shall, if such Assignment Agreement has been completed and is in the form satisfactory to the Administrative Agent in its reasonable discretion, (i) accept such Assignment Agreement, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to the Borrower. Within five (5) Business Days after its receipt of such notice, the Borrower, at its expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Term Loan

TERM LOAN AGREEMENT - Page 44

       Notes, new Term Loan Notes to the order of such assignee in an amount equal to the Percentage of the outstanding Term Loan assumed by it pursuant to such Assignment Agreement and, if the Assigning Lender has retained a portion of its Percentage of the outstanding Term Loan, new Term Loan Notes to the order of the Assigning Lender in an amount equal to the amount of the outstanding Term Loan retained by it hereunder (each such promissory note shall constitute a "Term Loan Note" for purposes of the Loan Documents). Such new Term Loan Notes shall be in an aggregate principal amount of the surrendered Term Loan Notes, shall be dated the last interest payment date prior to the effective date of such Assignment Agreement and shall otherwise be in substantially the form of the appropriate Term Loan Notes initially issued pursuant hereto with appropriate changes.

                (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or its Subsidiaries furnished to such Lender by or on behalf of the Borrower or its Subsidiaries, so long as such assignee, participant or proposed assignee or participant agrees in writing to be bound the provisions of Section
       13.21 of this Agreement.

                (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

       Section 13.9 Survival. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by the Administrative Agent or any closing shall affect the representations and warranties or the right of the Lenders to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under Sections 13.1 and 13.2 shall survive repayment of the Term Loan.

       Section 13.10 Amendments and Waivers. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and signed and delivered by the Borrower and the Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall change the Percentage of any Lender without the consent of such Lender. No amendment, modification, waiver or consent shall (a) increase the amount of the Term Loan, (b) extend the date for payment of any principal of or interest on the Term Loan or any fees or other amounts payable hereunder, (c) reduce the principal amount of the Term Loan, the rate of interest thereof or any fees or other amounts payable hereunder, (d) release a Guaranty Agreement (other than as a result of a transaction permitted hereunder) or all or substantially all of the Collateral, (e) amend, modify or otherwise

TERM LOAN AGREEMENT - Page 45
alter this Section, or (f) reduce the aggregate Percentage required to effect an amendment, modification, waiver or consent without, in each case, the consent of all Lenders. No provisions of Article XII or other provision of this Agreement affecting the Administrative Agent in its capacity as such shall be amended, modified or waived without the consent of the Administrative Agent.

       Section 13.11 Maximum Interest Rate. No provision of this Agreement or any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by such Lender's Term Note; and, if the principal of such Lender's Term Note has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower, the Administrative Agent and the Lenders shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Term Notes so that interest for the entire term does not exceed the Maximum Rate.

       Section 13.12 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three Business Days after being deposited in the mail, postage prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, or, in the case of telecopy notice, when sent, confirmation of receipt received, addressed as follows in the case of the Borrower and its Subsidiaries, the Administrative Agent and the Lenders, or to such other address as may be hereafter notified by such respective parties hereto:

The Borrower and its Subsidiaries:

            Pillowtex Corporation
            One Lake Circle Drive
            Kannapolis, NC 28081
            Attn: Treasurer
            Telephone: (704) 939-2976
            Telecopier: (704) 939-4441

TERM LOAN AGREEMENT - Page 46

With copies to:

                  Pillowtex Corporation
                  4111 Mint Way
                  Dallas, TX 75236
                  Attn: John F. Sterling, Esq.
                  Telephone:  (214) 333-3225
                  Telecopier: (214) 467-0823

and

                  Jones, Day, Reavis & Pogue
                  2727 North Harwood Street
                  Dallas, TX 75201-1515
                  Attn: Thomas E. Gillespie, Esq.
                  Telephone:  (214) 969-5076
                  Telecopier: (214) 969-5100

Bank of America, in its capacities as the Administrative Agent and a Lender:

                  Bank of America, N.A.
                  1455 Market Street, 12th Floor
                  Mail Code CA5-701-12-09
                  San Francisco, California 94103
                  Attn: Gary Gordon Flieger
                  Telephone:  (415) 436-3484
                  Telecopier: (415) 503-5005

With a copy to:
                  Bank of America, N.A.
                  901 Main Street, 66th Floor
                  Dallas, Texas 75202
                  Attn: William E. Livingstone, IV
                  Telephone:  (214) 209-2023
                  Telecopier: (214) 209-3533

With a copy to:
                  Winstead Sechrest & Minick, P.C.
                  5400 Renaissance Tower
                  1201 Elm Street
                  Dallas, Texas 75270
                  Attn: Douglass T. Wingo, Esq.
                  Telephone:  (214) 745-5135
                  Telecopier: (214) 745-5390

The Other Lenders: At the addresses set forth on the signature pages hereof and the signature page of each Assignment Agreement;

TERM LOAN AGREEMENT - Page 47
provided that any notice, request or demand to or upon the Administrative Agent or the Lenders, as the case may be, shall not be effective until received.

     Section 13.13 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

     Section 13.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 13.15 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 13.16 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 13.17 Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code (Vernon's Texas Finance Code Ann.) are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

     Section 13.18 Construction. The parties hereto acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Borrower, the Administrative Agent and the Lenders.

     Section 13.19 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE BORROWER, ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     Section 13.20 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT, THE TERM NOTES, THE OTHER LOAN DOCUMENTS, AND THE INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

TERM LOAN AGREEMENT - Page 48

     Section 13.21 Confidentiality. Each Lender and the Administrative Agent agrees (on behalf of itself and each of its Affiliates, directors, officers, employees and representatives) to use reasonable efforts to keep confidential, in accordance with customary procedures for handling confidential information of this nature and in accordance with safe and sound banking or investment practices, any non-public information supplied to it by the Borrower or any of its Affiliates pursuant to this Agreement, provided that nothing herein shall limit the disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to counsel for any Lender or the Administrative Agent, (c) to bank or other examiners, regulatory bodies, auditors or accountants of any Lender, (d) to the Administrative Agent or any other Lender or any Affiliate thereof, (e) in connection with any litigation relating to the transactions contemplated by the Loan Documents to which any one or more of Lenders is a party, (f) to the extent necessary in connection with the exercise of any rights or remedies under this Agreement or any other Loan Document, or (g) to any Assignee or participant (or prospective Assignee or participant) or to any direct or indirect contractual counterparties in swap agreements or to the professional advisors of such swap counterparties so long as such Assignee or participant (or prospective Assignee or participant) or direct or indirect contractual counterparties in swap agreements or such swap counterparties' professional advisors agrees to handle such information in accordance with the provisions of this Section 13.21.

                     Remainder of page intentionally blank.
                             Signature pages follow.

TERM LOAN AGREEMENT - Page 49

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                            BORROWER:
                                            ---------

                                            PILLOWTEX CORPORATION



                                            By: /s/ MICHAEL R. HARMON
                                                --------------------------------
                                                Executive Vice President and
                                                Chief Financial Officer


                                            ADMINISTRATIVE AGENT:
                                            ---------------------

                                            BANK OF AMERICA, N.A., as
                                            Administrative Agent and a Lender



                                            By: /s/ WILLIAM E. LIVINGSTONE, IV
                                                --------------------------------
                                                Managing Director

TERM LOAN AGREEMENT - Page 50

                                  OTHER LENDERS

                                 [SEE ATTACHED]

TERM LOAN AGREEMENT - Page 51

OCM ADMINISTRATIVE SERVICES II, L.L.C.

                              By:   Oaktree Capital Management, LLC,
                              Its:  Manager


                              By:   /s/ MARIUSZ J. MAZUREK
                                    --------------------------------
                                    Senior Vice President


                              By:   /s/ KENNETH LIANG
                                    --------------------------------
                                    Managing Director


                              Address for Notices:

                              c/o Oaktree Capital Management, LLC
                              333 South Grand Avenue, 28th Floor
                              Los Angeles, California 90071
                              Attn:  Mariusz Mazurek
                              Telephone:  (213) 830-6405
                              Telecopier: (213) 830-6494



TERM LOAN AGREEMENT - Page 52

                                    LEHMAN COMMERCIAL PAPER, INC.


                                    By:    /s/ G. ANDREW KEITH
                                           --------------------------------
                                           Authorized Signatory


                                    Address for Notices:


                                           745 Seventh Avenue
                                           New York, NY 10019
                                    Attn:  Andrew Keith
                                    Telephone:  212-526-4059
                                                -----------------------------
                                    Telecopier: _____________________________



                              Term Loan Agreement
                                 Signature Page

                                BANC OF AMERICA STRATEGIC SOLUTIONS, INC.


                                      /s/ WILLIAM E. LIVINGSTONE, IV
                                      --------------------------------------
                                      Managing Director


                                Address for Notices:

                                Bank of America, N.A.
                                901 Main Street, 66th Floor
                                Dallas, Texas 75202
                                Attn: William E. Livingstone, IV
                                Telephone:  (214) 209-2023
                                Telecopier: (214) 209-3533



                              Term Loan Agreement
                                 Signature Page

                               PW WILLOW LLC, by Bond Street Capital, LLC, as agent


                               By:   /s/ SAM KIM
                                     -----------------------------------
                                     Managing Member


                               Address for Notices:

                               700 Palisade Avenue
                               Englewood Cliffs, NJ 07632
                               Attn: Sam Kim (or/and Mark Black)
                               Telephone:  (201) 567-5050
                               Telecopier: (201) 567-5055



                              Term Loan Agreement
                                 Signature Page

                                 GENERAL ELECTRIC CAPITAL CORPORATION


                                 By:   /s/ WILLIAM S. RICHARDSON
                                       -------------------------------------
                                       Duly Authorized Signatory


                                 Address for Notices:

                                 GE Capital - Bank Loan Group
                                 60 Long Ridge Road, 4th Floor
                                 Stamford, CT 06927
                                 Attn: William S. Richardson
                                 Telephone:  (203) 316-7589
                                 Telecopier: (203) 316-7978



                              Term Loan Agreement
                                 Signature Page

                           CREDIT LYONNAIS - NEW YORK BRANCH


                           By:    /s/ JOHN-CHARLES VAN ESSCHE
                                  -----------------------------------------
                                  Vice President


                           Address for Notices:

                           ________________________________________________

                           ________________________________________________

                           ________________________________________________
                           Attn:  Simone Kerner
                           Telephone:  (212) 261-7731
                           Telecopier: (212) 261-3259



                                 Term Loan Agreement
                                    Signature Page

                            WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION


                            By:   /s/ MICHAEL B. SULLIVAN
                                  ----------------------------------------
                                  Senior Vice President


                            Address for Notices:

                            MAC: T5303-047
                            1445 Ross Avenue - Suite 400
                            Dallas, Texas 75202-2812
                            Attn: Michael Sullivan
                            Telephone:  (214) 740-1595
                            Telecopier: (214) 969-0906

                              Term Loan Agreement
                                 Signature Page

                          FRANKLIN FLOATING RATE TRUST


                          By:  /s/ RICHARD HSU
                               -----------------------------------
                               Assistant Vice President


                          Address for Notices:

                          Franklin Templeton Investments
                          One Franklin Parkway Bldg. 920, Floor 2
                          San Mateo, CA 94403
                          Attn: Matthew Gregory
                          Telephone:  (650) 312-3309
                          Telecopier: (650) 312-3346



                              Term Loan Agreement
                                 Signature Page

                                  SOCIETE GENERALE


                                  By:   /s/ ROBERT H. TAPLETT
                                        -----------------------------------
                                        Director

                                  Address for Notices:

                                  2001 Ross Avenue, #4800
                                  Dallas, TX 75201
                                  Attn: Trina Hoover
                                  Telephone:  (214) 979-2742
                                  Telecopier: (214) 754-0171

                                  cc:    1221 Avenue of the Americas
                                         New York, NY 10020

                                  Attn: Robert H. Taplett
                                  Telephone:  (212) 278-7278
                                  Telecopier: (212) 278-6462



                              Term Loan Agreement
                                 Signature Page

                                   COMERICA BANK


                                   By:   /s/ JOE W. SULLIVAN
                                         -------------------------------
                                         Senior Vice President


                                   Address for Notices:

                                   Comerica Bank - Texas
                                   1508 W. Mockingbird
                                   Dallas, Texas 75235
                                   Attn: Robin Kain - MC 6510
                                   Telephone:  (214) 589-4708
                                   Telecopier: (214) 589-4724


                              Term Loan Agreement
                                 Signature Page

                                            UBS AG, STAMFORD BRANCH


                                            By: /s/ ANTHONY N. JOSEPH
                                                --------------------------------
                                                Associate Director
                                                Banking Products Services, US


                                            By: /s/ LYNNE B. ALFARONE
                                                --------------------------------
                                                Associate Director
                                                Banking Products Services, US


                                            Address for Notices:

                                            677 Washington Boulevard
                                            Stamford, CT 06901
                                            Telephone:  (203) 719-3176
                                            Telecopier: (203) 719-3180

                              Term Loan Agreement
                                 Signature Page

                                  B III CAPITAL PARTNERS, L.P.

                                  By: DDJ Capital III, LLC, its General Partner

                                  By: DDJ Capital Management, LLC, Manager

                                  By: /s/ ROBERT L. HOCKETT
                                      ------------------------------------------
                                      Authorized Signatory

                                  By: /s/ WENDY SCHNIPPER CLAYTON
                                      ------------------------------------------
                                      Authorized Signatory

                                  Address for Notices:

                                  c/o DDJ Capital Management, LLC
                                  141 Linden Street, Suite 4
                                  Wellesley, MA 02482-7910
                                  Attn: Wendy Schnipper Clayton, Esq.
                                  Telephone:  781-283-8500
                                  Telecopier: 781-283-8541

                               Term Loan Agreement
                                 Signature Page

                                            CONTINENTAL CASUALTY COMPANY


                                            By: /s/ MARILOU R. MCGIRR
                                                --------------------------------
                                                Vice President


                                            Address for Notices:

                                            333 South Wabash Avenue
                                            Chicago, IL 60685
                                            Attn:  Karla Kambic
                                            Telephone:  (312) 822-1337
                                            Telecopier: (312) 817-1680

                               Term Loan Agreement
                                 Signature Page

                                            FLEET NATIONAL BANK


                                            By:  /s/ G. CHRISTOPHER MILLER
                                                 -------------------------------
                                                 Vice President


                                            Address for Notices:

                                            777 Main Street
                                            Mail Stop: CT EH 40221A
                                            Hartford, CT 06115
                                            Attn:  Christopher Miller
                                            Telephone:  (860) 986-1563
                                            Telecopier: (860) 986-2435

                               Term Loan Agreement
                                 Signature Page

                                       ARK CLO 2000-1, LIMITED

                                       By: Patriarch Partners, LLC
                                           Collateral Manager to ARK CLO 2000-1,
                                           Limited


                                       By: /s/ LYNN TILTON
                                           ---------------------------------
                                           Authorized Signatory


                                       Address for Notices:

                                       40 Wall Street - 25th Floor
                                       New York, NY 10005
                                       Attn:  Lynn Tilton
                                       Telephone:  (212) 825-0550
                                       Telecopier: (212) 825-2038

                              Term Loan Agreement
                                 Signature Page

                               REGIMENT CAPITAL LTD.

                               By:  Regiment Capital Management, LLC
                                    as its Investment Advisor

                               By:  Regiment Capital Advisors, LLC
                                    its Manager and pursuant to delegated
                                    authority

                               By:  /s/ TIMOTHY PETERSON
                                    --------------------------------------
                                    President


                               Contact & Address for Notices:

                               70 Federal Street, 7th Floor
                               Boston, MA 02110
                               Attn: Brooke Carroll
                               Telephone:  (617) 488-1600
                               Telecopier: (617) 488-1660



                              Term Loan Agreement
                                 Signature Page

                               VAN KAMPEN CLO I, LIMITED

                               By:   VAN KAMPEN MANAGEMENT, INC.
                                     as Collateral Manager


                               By:   /s/ WILLIAM LENGA
                                     ---------------------------------------
                                     Vice President


                               Address for Notices:


                               __________________________________________

                               __________________________________________

                               __________________________________________

                               Attn: ____________________________________

                               Telephone:________________________________

                               Telecopier:_______________________________


                              Term Loan Agreement
                                 Signature Page

                               KZH CYPRESSTREE-1 LLC


                               By:   /s/ SUSAN LEE
                                     ----------------------------------
                                     Authorized Agent


                               Address for Notices:

                               140 E. 45th Street, 11th Floor
                               New York, NY 10017
                               Attn: Virginia R. Conway
                               Telephone:  (212) 622-9353
                               Telecopier: (212) 622-0123



                              Term Loan Agreement
                                 Signature Page

                               VAN KAMPEN CLO II, LIMITED


                               By:   Van Kampen Management, Inc.,
                                     as Collateral Manager


                               By:   /s/ WILLIAM LENGA
                                     --------------------------------------
                                     Vice President


                               Address for Notices:

                               ____________________________________________

                               ____________________________________________

                               ____________________________________________

                               Attn: ______________________________________

                               Telephone:__________________________________

                               Telecopier:_________________________________



                              Term Loan Agreement
                                 Signature Page

                               T. ROWE PRICE RECOVERY FUND II, L.P.


                               By:   /s/ KIM Z. GOLDEN
                                     ------------------------------------
                                     Managing Director


                               Address for Notices:

                               T. Rowe Price Recovery Fund II, L.P.
                               100 E. Pratt St.
                               Baltimore, MD 21202
                               Attn: Mr. Kim Z. Golden
                               Telephone:  (410) 345-6703
                               Telecopier: (410) 783-4285



                              Term Loan Agreement
                                 Signature Page

                                          WILLIAM E. SIMONS & SONS SPECIAL
                                          SITUATION PARTNERS, II, L.P.


                                          By: /s/ DALE LESHAW
                                              ----------------------------------
                                              Principal

                              Term Loan Agreement
                                 Signature Page

                                            SATELLITE SENIOR INCOME FUND, LLC


                                            By: /s/ MARK D. SONNINO
                                                --------------------------------
                                                Principal


                                            Address for Notices:

                                            Satellite Asset Management, L.P.
                                            10 East 50th Street, 21st Floor
                                            New York, NY 10022
                                            Attn: Gene Ko
                                            Telephone:  (212) 209-2032
                                            Telecopier: (212) 209-2010

                              Term Loan Agreement
                                 Signature Page

                                     B III-A CAPITAL PARTNERS, L.P.

                                     By: GP III-A, LLC, its General Partner

                                     By: DDJ Capital Management, LLC, Manager


                                     By: /s/ ROBERT L. HOCKETT
                                         ---------------------------------------
                                         Authorized Signatory


                                     By: /s/ WENDY SCHNIPPER CLAYTON
                                         ---------------------------------------
                                         Authorized Signatory


                                     Address for Notices:

                                     c/o DDJ Capital Management, LLC
                                     141 Linden Street, Suite 4
                                     Wellesley, MA 02482
                                     Attn: Wendy Schnipper Clayton
                                     Telephone:  (781) 283-8500
                                     Telecopier: (781) 283-8541

                               Term Loan Agreement
                                 Signature Page

                                              MARINER LDC


                                              By: /s/ C. HOWE II
                                                  ------------------------------
                                                  Director


                                              Address for Notices:

                                              __________________________________
                                              __________________________________
                                              __________________________________
                                              Attn: ____________________________
                                              Telephone:  ______________________
                                              Telecopier: ______________________

                               Term Loan Agreement
                                 Signature Page

                                             BALANCED HIGH-YIELD FUND II LTD.

                                             By: ING CAPITAL ADVISORS, LLC,
                                                 as Asset Manager


                                             By: /s/ JOHN J. D'ANGELO
                                                 -------------------------------
                                                 Vice President


                                             Address for Notices:

                                             ING Capital Advisors, LLC
                                             New York, NY 10169
                                             Attn: John J. D'Angelo
                                             Telephone:  (212) 309-8576
                                             Telecopier: (212) 309-6482

                               Term Loan Agreement
                                 Signature Page

                                                 BANKERS TRUST COMPANY


                                                 By:  /s/ PETER SCHELLBACH
                                                      --------------------------
                                                      Director

                                                 Address for Notices:

                                                 Bankers Trust Company
                                                 90 Hudson Street, 5th Floor
                                                 Jersey City, NJ 07302
                                                 Mail Stop: JCY05-0511
                                                 Attn:  John Pineiro
                                                 Telephone:  (201) 593-2183
                                                 Telecopier: (201) 593-2315

                              Term Loan Agreement
                                 Signature Page

                                             BALANCED HIGH-YIELD FUND I LTD.


                                             By: ING CAPITAL ADVISORS, LLC,
                                                 as Asset Manager


                                             By: /s/ JOHN J. D'ANGELO
                                                 --------------------------
                                                 Vice President


                                             Address for Notices:

                                             ING Capital Advisors, LLC
                                             New York, NY 10169
                                             Attn: John J. D'Angelo
                                             Telephone:  (212) 309-8576
                                             Telecopier: (212) 309-6482

                              Term Loan Agreement
                                 Signature Page

                                             WILLIAM E. SIMONS & SONS SPECIAL
                                             SITUATION PARTNERS, L.P.


                                             By: /s/ DALE LESHAW
                                                 -------------------------------
                                                 Principal

                              Term Loan Agreement
                                 Signature Page

                                           BANK POLSKA KASA OPIEKI, S.A., NEW
                                           YORK BRANCH


                                           By: /s/ Harvey Winter
                                               --------------------------------
                                               Vice President


                                           Address for Notices:

                                           470 Park Avenue South
                                           New York, NY 10016
                                           Attn:  Harvey Winter
                                           Telephone:  (212) 251-1222
                                           Telecopier: (212) 679-5910

                               Term Loan Agreement
                                 Signature Page

                                              CREDIT INDUSTRIEL ET COMMERCIAL


                                              By: /s/ ANTHONY ROCK
                                                  ------------------------------
                                                  Vice President


                                              By: /s/ MARCUS EDWARD
                                                  ------------------------------
                                                  Vice President


                                              Address for Notices:

                                              520 Madison Avenue, 37th Floor
                                              New York, NY 10022
                                              Attn: Anthony Rock
                                              Telephone: (212) 715-4666
                                              Telecopier: (212) 715-4535

                               Term Loan Agreement
                                 Signature Page

                                                 CREDIT SUISSE FIRST BOSTON


                                                 By: /s/ DONALD E. POLLARD
                                                     ---------------------------
                                                     Managing Director


                                                 By: /s/ HOWARD SHAMS
                                                     ---------------------------
                                                     Authorized Signatory


                                                 Address for Notices:

                                                 Credit Suisse First Boston
                                                 11 Madison Avenue
                                                 New York, NY 10010
                                                 Attn: Ashwinee Sawh
                                                 Telephone:  (212) 538-2905
                                                 Telecopier: (212) 561-8926


                              Term Loan Agreement
                                 Signature Page

                                             BANK OF AMERICA, N.A., as a Lender


                                             By: /s/ LAURA T. SWEET
                                                 -------------------------------
                                                 Assistant Vice President


                                             Address for Notices:

                                             Bank of America, N.A.
                                             101 N. Tryon Street NC1-001-15-01
                                             Charlotte, NC 28255
                                             Attn: Bobbie Boratea
                                             Telephone:  (704) 386-3933
                                             Telecopier: (704) 409-0072

                               Term Loan Agreement
                                 Signature Page

                                         FIDELITY ADVISOR SERIES II: Fidelity
                                         Advisor Floating Rate High Income Fund


                                         By: /s/ JOHN H. COSTELLO
                                             -----------------------------------
                                                Assistant Treasurer


                                         Address for Notices:

                                         _______________________________________
                                         _______________________________________
                                         _______________________________________
                                         Attn: Lisa Rymut
                                         Telephone:  (617) 392-8134
                                         Telecopier: (617) 476-5174

                               Term Loan Agreement
                                 Signature Page

                                                FIDELITY FIXED INCOME TRUST
                                                Fidelity High Income Fund


                                                By: /s/ JOHN H. COSTELLO
                                                    ----------------------------
                                                    Assistant Treasurer


                                                Address for Notices:

                                                ________________________________
                                                ________________________________
                                                ________________________________
                                                Attn: Lisa Rymut
                                                Telephone:  (617) 392-8134
                                                Telecopier: (617) 476-5174

                               Term Loan Agreement
                                 Signature Page

                                                 LAZARD DEBT RECOVERY FUND, LP


                                                 By: /s/ DAVID L. TASHJIAN
                                                     ---------------------------
                                                     Managing Director


                                                 Address for Notices:

                                                 30 Rockefeller Plaza
                                                 New York, NY 10020
                                                 Attn: Linda Gillin
                                                 Telephone:  (212) 632-6832
                                                 Telecopier: (212) 632-6655

                               Term Loan Agreement
                                 Signature Page

                                            MOUNTAIN CAPITAL CLO I LTD.


                                            By:  /s/ GUY MAJOR
                                                 -------------------------------
                                                 Director


                                            Address for Notices:

                                            Mountain Capital CLO I Ltd.,
                                            c/o Mizuho Financial Group,
                                            32nd Floor, 1251 Avenue of the
                                            Americas, New York, NY 10020
                                            Attn: Mark Hanslin
                                            Telephone:  (212) 282-4977
                                            Telecopier: (212) 282-9710

                               Term Loan Agreement
                                 Signature Page

                                        VAN KAMPEN
                                        SENIOR INCOME TRUST


                                        By: Van Kampen Investment Advisory Corp.

                                        By: /s/ BRAD LANGS
                                            ------------------------------------
                                            Vice President


                                        Address for Notices:

                                        ________________________________________
                                        ________________________________________
                                        Attn: __________________________________
                                        Telephone:  ____________________________
                                        Telecopier: ____________________________

                               Term Loan Agreement
                                 Signature Page

                                            SILVER OAK CAPITAL, L.L.C.


                                            By:  /s/ JEFFREY H. ARONSON
                                                 -------------------------------
                                                 Authorized Signatory


                                            Address for Notices:

                                            Angelo Gordon & Co.
                                            245 Park Avenue, 26th Floor
                                            New York, NY 10167
                                            Attn: James Malley
                                            Telephone:  (212) 692-2034
                                            Telecopier: (212) 867-6395

                               Term Loan Agreement
                                 Signature Page

                                     MIZUHO CORPORATE BANK, LTD.


                                     By:  /s/ CHRISTOPHER FAHEY
                                          --------------------------------------
                                          Vice President


                                     Address for Notices before April 15, 2002:

                                     1633 Broadway, 40th Floor
                                     New York, NY 10019
                                     Attn: Christopher Fahey
                                     Telephone:  (212) 649-0347
                                     Telecopier: (212) 541-4805

                                     Address for Notices after April 15, 2002:

                                     1251 Avenue of the Americas, 30th Floor
                                     New York, NY 10019
                                     Attn: Christopher Fahey
                                     Telephone:  _______________________________
                                     Telecopier: _______________________________

                              Term Loan Agreement
                                 Signature Page

                                            PB CAPITAL CORPORATION


                                            By: /s/ EVON M. CONTOS
                                                --------------------------------
                                                Managing Director


                                            By: /s/ CHRISTOPHER J. RUZZI
                                                --------------------------------
                                                Vice President

                                            Address for Notices:

                                            590 Madison Avenue
                                            New York, NY 10022
                                            Attn: Ms. Lilianne Badette
                                            Telephone:  (212) 756-5503
                                            Telecopier: (212) 756-5536

                               Term Loan Agreement
                                 Signature Page